UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only

(as permitted by Rule 14a-6(e)(2))

☐	Definitive Information Statement

IA Global, Inc.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:
_________________________________________________________________________________

(2)	Aggregate number of securities to which transaction applies:
_________________________________________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_________________________________________________________________________________

(4)	Proposed maximum aggregate value of transaction:
_________________________________________________________________________________

(5)	Total fee paid:
_________________________________________________________________________________

☐	Fee paid previously with preliminary materials.
_________________________________________________________________________________

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
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(2)	Form, Schedule or Registration Statement No.:
_________________________________________________________________________________

(3)	Filing Party:
_________________________________________________________________________________

(4)	Date Filed:
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Copies of all communications to:

Kevin J. Lavin, Esq.

Arnold & Porter LLP

1600 Tysons Blvd., Suite 900

McLean, VA 22102

[LETTERHEAD OF IA GLOBAL, INC.]

550 N. Reo Street

Suite 300

Tampa, FL 33609

Dear Stockholder:

Enclosed is a copy of a SCHEDULE 14C that has been filed with the Securities and Exchange Commission. This document is for your information only and REQUIRES NO ACTION BY OR RESPONSE FROM YOU.

Significant current activities of the Company are documented publicly through press releases and our filings with the Securities and Exchange Commission. These activities may be viewed at our web site, www.iaglobalinc.com.

Sincerely,

/s/ Mark Scott

Mark Scott

President and Chief Financial Officer

Enclosures

IA GLOBAL, INC.

550 N. Reo Street

Suite 300

Tampa, FL 33609

INFORMATION STATEMENT

PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU

BY THE BOARD OF DIRECTORS OF THE COMPANY.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY.

To the Stockholders of IA Global, Inc.:

This information statement has been mailed on or about January 2, 2007 to the stockholders of record on December 4, 2006 (the “Record Date”) of IA Global, Inc., a Delaware corporation (the "Company") in connection with certain actions to be taken by the written consents by the majority stockholders of the Company, dated as of November 7, 2006 and December 6, 2006. The actions to be taken pursuant to the written consent shall become effective on or about January 29, 2007, more than 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

/s/ Mark Scott

Mark Scott

President and Chief Financial Officer

IA GLOBAL, INC.

550 N. Reo Street

Suite 300

Tampa, FL 33609

INFORMATION STATEMENT

Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Approximate date of mailing: January 2, 2007

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU

BY THE BOARD OF DIRECTORS OF THE COMPANY.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY.

Item 1. Information Required by Schedule 14A

This Information Statement is first being furnished on or about January 2, 2007 to the holders of record as of the close of business on December 4, 2006 (the “Record Date”) of shares of common stock, par value $0.01 per share (the “Common Stock”) of IA Global, Inc., a Delaware corporation (the “Company,” “our,” “we,” or “IAO”) to notify such stockholders that: (1) on November 7, 2006, the Company received written consents in lieu of a meeting of stockholders from the holders of a majority of the shares of Common Stock (the “Majority Stockholders”) approving the issuance of 43,750,000 of the Company’s Common Stock to certain investors; and (2) on December 6, 2006, the Company received written consents in lieu of a meeting of stockholders from the Majority Stockholders approving an amendment to the Company’s Restated Certificate of Incorporation to increase the Company’s number of authorized shares of Common Stock (the “Amendment”). This Information Statement describing the approval of the issuance of Common Stock and the Amendment is first being mailed or furnished to the Company’s stockholders on or about January 2, 2007, and such matters shall not become effective until at least twenty (20) calendar days after this Information Statement is first sent or given to stockholders pursuant to the requirements of Rule 14c-2(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We anticipate that the actions contemplated by this Information Statement will be effected on or about the close of business on January 29, 2007. This Information Statement will serve as written notice to stockholders pursuant to Section 228 of the Delaware General Corporation Law. The names of the Majority Stockholders who have executed the written consents and their respective ownership of the Company’s Common Stock are as follows:

Inter Asset Japan LBO No. 1 Fund (29,733,146, 27.2%)(“IAJ LBO Fund”), PBAA Fund Ltd. (26,604,152, 24.4%)(“PBAA”), Terra Firma Fund Ltd. (13,100,000, 12.0%) (“Terra Firma”), Inter Asset Japan Co. Ltd. (5,836,355, 5.3%) (“IAJ”), Hiroki Isobe (4,426,772, 4.1%) and Kyo Nagae (1,500,000, 1.4%).

General

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Proposal 1

On October 17, 2006, the Board of Directors (the “Board”) approved the issuance of Common Stock and recommended to the stockholder approval of this issuance.

On October 19, 2006, the Company made an equity investment in Australian Secured Financial Limited and its affiliates, Australian Secured Investments Ltd and ADJ Services Pty Ltd. (collectively, “ASFL”). The transaction was structured as a share exchange in which the Company issued 4,375 shares of Series A-1 Convertible Preferred Stock that is exchangeable into 43,750,000 shares of Common Stock in exchange for 36% of ASFL’s outstanding common shares (the “Exchange”). The parties agreed to value the Company’s Common Stock at $0.16 per share, which was the closing market price on October 2, 2006 and the day before the signing of the initial term sheet on October 3, 2006. In addition, the Company paid $250,000 at closing and agreed to pay $125,000 within ninety days of closing and $125,000 within one hundred and eighty days of closing. The transaction represents a new investment approach for the Company because it will expand the Company’s Asia Pacific business beyond Japan. We expect this transaction to increase our stockholder’s equity above $6,000,000 and thereby assist us in maintaining our AMEX listing.

Australian Secured Investments Ltd raises funds through the issuance of debentures in Australia and provides short term loans for the purpose of business or investment in Australia that are secured by real property. Australian Secured Investments Ltd has an Australian Financial Services License issued by the Australian Securities & Investments Commission.

To comply with American Stock Exchange’s (“AMEX”) regulations, the Majority Stockholders, approved the issuance of Common Stock to ASFL in exchange for the 4,375 shares of Series A-1 Convertible Preferred Stock.

Rule 712 of the AMEX Company Guide requires approval of shareholders as a prerequisite to approval of applications to list additional shares to be issued for an acquisition of the stock or assets of another company where any substantial shareholder of the listed company has a 5% or greater interest directly or indirectly in the company or assets to be acquired or in the consideration to be paid in the transaction and the present or potential issuance of common stock, or securities convertible into common stock, could result in an increase in outstanding common shares of 5% or more.

If this proposal had not been adopted by the Majority Stockholders, it would have been necessary for these actions to have been considered by the Company’s stockholders at a special or annual stockholders’ meeting convened for at least the purpose of approving the issuance of Common Stock.

The elimination of the need for a meeting of the stockholders to approve the issuance of Common Stock is authorized by Section 228 of the Delaware General Corporation Law, which provides that action may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take action at a meeting at which all shares entitled vote thereon were present and voted, may be substituted for the special meeting. According to Section 242 of the Delaware General Corporation Law, a majority of the outstanding stock of each class entitled to vote on the matter is required in order to approve the issuance of Common Stock.

In order to eliminate the costs and management time involved in holding a special meeting, and in order to effectuate the issuance of Common Stock as early as possible in order to accomplish the purposes of the Company, the Board of the Company decided to utilize the written consent of the Majority Stockholders of the Company.

Our Majority Stockholders have voted in favor of the foregoing proposal by resolution dated November 7, 2006.

Proposal 2

Currently, our Restated Certificate of Incorporation authorizes 200,000,000 shares of Common Stock. On December 6, 2006, the members of the Board of the Company proposed and recommended to the stockholders an amendment to our Restated Certificate of Incorporation to increase the number of shares of Common Stock the Company is authorized to issue from 200,000,000 to 250,000,000.

Our Board has declared the proposed amendment to be advisable and in the best interests of the Company and its stockholders, and has submitted the proposed amendment to be voted on by the Majority Stockholders of the Company. On December 6, 2006, of the 200,000,000 authorized shares of Common Stock, there were 109,165,157 shares of Common Stock outstanding. Additionally, 66,750,018 shares of Common Stock were reserved for issuance upon the exercise of stock options, convertible debentures and to ASFL. Based upon these issued and reserved shares of Common Stock, we currently have approximately 24,084,825 shares of Common Stock remaining available for other purposes.

The Board recommended this increase in authorized shares of Common Stock primarily to give the Company appropriate corporate flexibility to issue shares for future corporate needs, such as possible acquisitions and financings. The Board believes that these additional shares will provide us with the needed flexibility to issue shares in the future to take advantage of market conditions or favorable opportunities, without the potential expense or delay incident to obtaining stockholder approval for a particular issuance. Additionally, the Board’s ability to issue additional shares of Common Stock without further action by the stockholders will enable the Board to take anti-takeover measures or other strategic actions having the effect of blocking or diminishing the effectiveness of potential takeover attempts. The Board has authorized this transaction to strengthen our balance sheet and enable us to accelerate execution of our strategic business plans.

The additional shares of Common Stock may be issued from time to time as the Board may determine without further action by the stockholders, unless required under applicable law. At this time, the Company does not have any plan, commitment arrangement, understanding or agreement, either oral or written, to issue any shares of the proposed additional Common Stock. The additional authorized shares of Common Stock, if and when issued would be part of the existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock presently outstanding. In addition, our stockholders do not have preemptive rights with respect to our stock. Accordingly, should the Board elect to issue additional shares of our Common Stock, existing stockholders would not have any preferential rights to purchase the shares.

The issuance of the additional shares of Common Stock contemplated by this proposal could have the effect in certain circumstances of, among other things, diluting earnings per share, book value per share or voting power of the currently outstanding shares of Common Stock.

Our Majority Stockholders have voted in favor of the foregoing proposal by resolution dated December 6, 2006.

No Dissenter’s Rights Of Appraisal.

The Company’s shareholders do not have dissenter’s rights of appraisal in connection with any of the matters to be approved by the shareholders.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company’s Common Stock is $.01 par value, 200,000,000 shares authorized and 109,165,157 shares issued and outstanding, respectively, held by approximately 183 stockholders of record. Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, as a result of the voting rights of the common stockholders who hold at least a majority of the voting rights of all outstanding shares of capital stock as of December 4, 2006, the Majority Stockholders will have voted in favor of the foregoing proposals by resolutions dated November 7, 2006 and December 6, 2006; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

As of the Record Date, the Company’s Series A-1 Preferred Stock is $.01 par value, 4,375 shares authorized and 4,375 issued and outstanding, respectively with liquidation value of $1.00 per share. Each share of Series A-1 Preferred Stock is convertible into ten thousand (10,000) shares of Common Stock, for an aggregate of 43,750,000 shares of our Common Stock if all of the Series A-1 Preferred Stock is converted. Conversion shall automatically occur upon the earlier of: (i) receipt of approval by the AMEX that the shares of Common Stock into which such shares of Series A-1 Preferred Stock are convertible have been approved for listing, (ii) the delisting of all shares of Common Stock of the Company by the AMEX or (iii) the entering into by the Company of certain change of control transactions. The Series A-1 Preferred Stock has no voting rights, but holders shall be entitled to notice of, and to attend, any stockholders’ meeting in accordance with the Bylaws of the Company. The holders of shares of Series A-1 Preferred Stock shall not be entitled to receive cash dividends, except for, on an as converted basis, an amount equal to that paid on any other outstanding shares of this Company, payable quarterly when, as and if declared by the Board. Finally, the Series A-1 Preferred Stock provides for a liquidation preference of $1.00 per share and is not redeemable by us.

Market for Company’s Common Equity

Our Common Stock trades on AMEX under the symbol “IAO.” As of October 19, 2006, the closing date of the Exchange, the closing price of the Company’s Common Stock was $.19 per share. On December 6, 2006 the closing price of the Company’s Common Stock was $.18.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our Common Stock as of the December 6, 2006 by:

•	each director;

•	each person known by us to own beneficially 5% or more of our Common Stock;

•	each officer named in the summary compensation table elsewhere in this report; and

•	all directors and executive officers as a group.

The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Under these rules more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Unless otherwise indicated below, each beneficial owner named in the table has sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Unless otherwise indicated, the address of each beneficial owner of more than 5% of Common Stock is IA Global, Inc., 550 N. Reo Street, Suite 300, Tampa, Florida 33609.

	NUMBER	PERCENT
DIRECTORS AND OFFICERS
Hideki Anan	9,159,976	8.4%
Raymond Christinson	3,500	*
Jun Kumamoto	*	*
Mark Scott	161,000	*
Eric La Cara	12,900	*
Kyo Nagae	1,500,000	1.4%
Total Directors and Officers as a Group (6 total)	10,837,376	9.9%
*Less than 1%.

	NUMBER	PERCENT
GREATER THAN 5% OWNERSHIP

Inter Asset Japan Co., Ltd. Inter Asset Japan LBO No. 1 Fund 35F Atago Green Hills Mori Tower 2-5-1 Atago, Minato-Ku Tokyo, 105-6235 Japan	29,733,146	27.2%	(1) (2)

PBAA Fund, Ltd. Woodbourne Hall PO Box 3162 Road Town, Tortola British Virgin Islands	26,604,152	24.4%	(1) (2)

Terra Firma Fund, Ltd. Woodbourne Hall PO Box 3162 Road Town, Tortola British Virgin Islands	13,100,000	12.0%	(1) (2)

Inter Asset Japan Co. Ltd. 35F Atago Green Hills Mori Tower 2-5-1 Atago, Minato-Ku Tokyo, 105-6235 Japan	5,836,355	5.3%	(1) (2)

Hiroki Isobe Inter Asset Japan Co. Ltd. 35F Atago Green Hills Mori Tower 2-5-1 Atago, Minato-Ku Tokyo, 105-6235 Japan	4,426,772	4.1%	(1) (2)

Kyo Nagae Inter Asset Japan Co. Ltd. 35F Atago Green Hills Mori Tower 2-5-1 Atago, Minato-Ku Tokyo, 105-6235 Japan	1,500,000	1.4%	(1) (2)

Hideki Anan Nishi-Shinjuku Showa Building 11F 1-13-12 Nishi-Shinjuku, Shinjuku-ku Tokyo, 106-0023, Japan	9,159,976	8.4%

	90,360,401	82.8%

(1)

Reflects the shares beneficially owned by IAJ, IAJ LBO No. 1, PBAA, Terra Firma, Hiroki Isobe and Kyo Nagae. These entities stated in a Schedule 13D filed with the SEC on October 12, 2006, and have subsequently confirmed orally, that they may be deemed to constitute a “group” for the purposes of Rule 13d-3 under the Exchange Act. The number of shares and the percentage of ownership also excludes 12,500,018 shares of Common Stock issuable upon exercise of $3,750,000 of Promissory Notes and excludes the 811,285 shares held by GMB Holdings Ltd, and other shareholders for which Mr. Isobe has personal signing authority, these entities held approximately 74.4% of the Common Stock as of the Record Date.

(2)

Although IAJ, IAJ LBO Fund, PBAA, Terra Firma, Hiroki Isobe and Kyo Nagae stated in a Schedule 13D filed with the SEC on October 12, 2006, that they may be deemed to constitute a “group” for the purposes of Rule 13d-3 under the Exchange Act, each entity stated in such schedule that it had sole voting and dispositive power with respect to all of the shares reported on the Schedule 13D.

Item 2. Statement that Proxies Are Not Solicited

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

Item 3. Interest of Certain Persons in, or in opposition to, matters to be acted upon

There is no other director, officer, nominee for election as a director, associate of any director, officer or nominee or any other person who has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the matters described herein which is not shared by all other stockholders pro rata in accordance with their respective interest.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). You may read and copy any document filed at the Public Reference Room of the SEC, 100 F Street, N.E. Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The Company’s SEC filings are also available to the public from the SEC’s website at http://www.sec.gov and the Company’s website www.iaglobalinc.com. In addition, we have included historical information regarding the Company that is contained in its filings with the SEC on Forms10-K for the year ended December 31, 2006 and Form 10-Q for the quarter ended September 30, 2006 that are attached as annexes to this Information Statement.

By Order of the Board of Directors,

/s/ Mark Scott

Mark Scott

President and Chief Financial Officer

Tampa, Florida

January 2, 2007

Annex A

IA Global, Inc.’s Annual Report on Form 10-K

for the year ended December 31, 2005

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Directors
IA Global, Inc.

We have audited the accompanying consolidated balance sheet of IA Global, Inc.
as of December 31, 2005 and 2004, and the related consolidated statements of operations, stockholders' equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of IA Global, Inc. as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

                                        /s/ Sherb & Co., LLP
                                        Certified Public Accountants
New York, New York
April 14, 2006

                                       F-1

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Directors
IA Global, Inc.

We have audited the accompanying consolidated balance sheets of IA Global, Inc.
as of December 31, 2003, and the related consolidated statements of operations, shareholders' equity (deficiency) and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of IA Global, Inc. as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

                                        /s/ Radin, Glass & Co., LLP
                                        Certified Public Accountants
New York, New York
March 15, 2004

                                       F-2

                                     IA GLOBAL, INC. AND SUBSIDIARIES
                                       CONSOLIDATED BALANCE SHEETS

                                                                                   December 31,
                                                                         -------------------------------
                                                                             2005               2004
                                                                         ------------       ------------

ASSETS

CURRENT ASSETS:
  Cash and cash equivalents .......................................      $  8,378,700       $  3,780,165
  Accounts receivable, net of allowance for doubtful accounts of
    $110,610 and $93,338, respectively ............................         5,459,425          5,850,153
  Notes receivable-trade ..........................................           613,726            641,305
  Inventories .....................................................           664,746            164,046
  Prepaid expenses ................................................           434,020            673,791
  Consumption and deferred tax receivable .........................           497,518                  -
  Notes receivable ................................................         4,129,408            150,000
  Other current assets ............................................           742,584            136,102
  Assets held for sale ............................................                 -            773,582
  Assets from discontinued operations .............................                 -          2,192,768
                                                                         ------------       ------------
    Total current assets ..........................................        20,920,127         14,361,912

EQUIPMENT, NET ....................................................           717,853            260,584

OTHER ASSETS
  Intangible assets, net ..........................................         4,449,558                  -
  Deferred tax asset ..............................................           152,851            390,079
  Other assets ....................................................         2,391,285            200,641
                                                                         ------------       ------------

                                                                         $ 28,631,674       $ 15,213,216
                                                                         ============       ============

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
  Accounts payable - trade ........................................      $  3,695,225       $  6,041,388
  Notes payable- trade ............................................           934,298          1,474,582
  Accrued liabilities .............................................         3,187,565            506,699
  Consumption taxes received ......................................           761,299             97,805
  Income taxes payable - foreign ..................................           825,445            240,145
  Current portion of long term debt ...............................         2,621,305            484,966
  Deferred revenue ................................................         3,589,532                  -
  Liabilities of discontinued operations ..........................                 -          1,048,454
                                                                         ------------       ------------
    Total current liabilities .....................................        15,614,669          9,894,039
                                                                         ------------       ------------

LONG TERM  LIABILITIES:
  Long term debt ..................................................         3,981,624            242,463
  Convertible debentures ..........................................         2,708,333                  -
  Retirement benefits .............................................            36,767             39,932
                                                                         ------------       ------------
                                                                            6,726,724            282,395
                                                                         ------------       ------------

MINORITY INTERESTS ................................................           274,146            902,628
                                                                         ------------       ------------

STOCKHOLDER'S EQUITY:
  Series B Preferred stock, $.01 par value, 5,000 shares authorized
    1,158 issued and outstanding (liquidation value $1,158,000) ...                12                 12
  Common stock, $.01 par value, 200,000,000 shares authorized,
    97,425,181 and 82,400,181 issued and outstanding, respectively            974,251            824,001
  Additional paid in capital ......................................        32,992,589         28,785,839
  Accumulated deficit .............................................       (27,662,170)       (25,590,820)
  Treasury stock ..................................................           (50,000)           (50,000)
  Accumulated other comprehensive (loss) income ...................          (238,547)           165,122
                                                                         ------------       ------------
    Total stockholder's equity ....................................         6,016,135          4,134,154
                                                                         ------------       ------------

                                                                         $ 28,631,674       $ 15,213,216
                                                                         ============       ============

                             See notes to consolidated financial statements.

                                                   F-3

                                             IA GLOBAL, INC. AND SUBSIDIARIES
                                           CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                   Years Ended December 31,
                                                                      --------------------------------------------------
                                                                          2005               2004               2003
                                                                      ------------       ------------       ------------

REVENUE:
  Pachinko and slot machine gaming services ....................      $ 29,334,732       $ 27,986,626       $          -
  Call center services .........................................        15,744,686                  -                  -
                                                                      ------------       ------------       ------------
    Total revenue ..............................................        45,079,418         27,986,626                  -
                                                                      ------------       ------------       ------------

COST OF SALES:
  Pachinko and slot machine gaming services ....................        24,949,740         23,228,409                  -
  Call center services .........................................         5,571,090                  -                  -
                                                                      ------------       ------------       ------------
    Total cost of sales ........................................        30,520,830         23,228,409                  -
                                                                      ------------       ------------       ------------

GROSS PROFIT ...................................................        14,558,588          4,758,217                  -

Selling, general and administrative expenses ...................        15,630,230          5,442,514            972,296
                                                                      ------------       ------------       ------------

OPERATING LOSS .................................................        (1,071,642)          (684,297)          (972,296)
                                                                      ------------       ------------       ------------

OTHER INCOME (EXPENSE):
  Interest income ..............................................            59,361             12,049             13,233
  Interest expense and amortization of beneficial
   conversion feature ..........................................          (460,561)           (60,191)          (372,114)
  Other income .................................................           295,102            257,594                  -
  Foreign currency transaction adjustment ......................          (124,553)            24,680            (94,545)
  Gain on sale of equity investment in QuikCAT Australia Pty Ltd                 -             40,240                  -
  Loss on equity investment in QuikCAT Australia Pty Ltd .......                 -            (43,229)            (1,137)
  Gain on sale of business segments ............................           146,949                  -            103,785
                                                                      ------------       ------------       ------------
    Total other income (expense) ...............................           (83,702)           231,143           (350,778)
                                                                      ------------       ------------       ------------

LOSS FROM CONTINUING OPERATIONS BEFORE MINORITY
  INTERESTS AND INCOME TAXES ...................................        (1,155,344)          (453,154)        (1,323,074)

MINORITY INTERESTS .............................................          (666,650)            94,826                  -
                                                                      ------------       ------------       ------------

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES ............          (488,694)          (547,980)        (1,323,074)
                                                                      ------------       ------------       ------------

INCOME TAXES:
  Current provision (benefit) ..................................           853,933            445,213                  -
  Deferred provision (benefit) .................................           177,649            (50,758)                 -
                                                                      ------------       ------------       ------------

NET LOSS FROM CONTINUING OPERATIONS ............................        (1,520,276)          (942,435)        (1,323,074)

DISCONTINUED OPERATIONS
  (Loss) gain from disposal of discontinued operations .........          (139,064)                 -            674,406
  Loss from discontinued operations ............................          (412,010)          (500,600)        (1,499,120)
                                                                      ------------       ------------       ------------
    Total loss from discontinued operations ....................          (551,074)          (500,600)          (824,714)
                                                                      ------------       ------------       ------------

NET LOSS .......................................................        (2,071,350)        (1,443,035)        (2,147,788)

Deemed dividend ................................................                 -                  -           (977,152)
                                                                      ------------       ------------       ------------

NET LOSS APPLICABLE TO COMMON SHAREHOLDERS .....................      $ (2,071,350)      $ (1,443,035)      $ (3,124,940)
                                                                      ============       ============       ============
                                                                                                             (continued)
                                     See notes to consolidated financial statements.

                                                           F-4A

                                             IA GLOBAL, INC. AND SUBSIDIARIES
                                           CONSOLIDATED STATEMENTS OF OPERATIONS
                                                       (continued)

                                                                                   Years Ended December 31,
                                                                      --------------------------------------------------
                                                                          2005               2004               2003
                                                                      ------------       ------------       ------------

Per share of Common-
  Basic net loss per share from continuing operations ..........      $      (0.02)      $      (0.01)      $      (0.02)
  Basic net loss per share from discontinued operations ........             (0.00)             (0.01)             (0.03)
                                                                      ------------       ------------       ------------
  Total basic net loss per share ...............................      $      (0.02)      $      (0.02)      $      (0.05)
                                                                      ============       ============       ============

  Diluted net loss per share from continuing operations ........      $      (0.02)      $      (0.01)      $      (0.02)
  Diluted net loss per share from discontinued operations ......             (0.00)             (0.01)             (0.03)
                                                                      ------------       ------------       ------------
  Total diluted net loss per share .............................      $      (0.02)      $      (0.02)      $      (0.05)
                                                                      ============       ============       ============

  Weighted average shares of common stock outstanding - Basic ..        90,496,230         75,914,127         59,243,914
  Weighted average shares of common stock and common
    equivalent shares outstanding - diluted ....................        90,496,230         75,914,127         59,243,914

                                     See notes to consolidated financial statements.

                                                           F-4B

                                               IA GLOBAL, INC. AND SUBSIDIARIES
                                  CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY (DEFICIENCY)

                                                     Preferred Stock                   Common Stock               Additional
                                                 -----------------------        --------------------------         Paid in
                                                  Shares          Amount          Shares           Amount          Capital
                                                 --------        -------        ----------       ---------       ------------

Balance as of December 31, 2002 ..........            -            $ -          51,797,556       $ 517,976       $ 19,744,331

Issuance of common stock for settlement
  of accounts payable ....................            -              -             250,000           2,500             76,684
Proceed from sale of common
  stock subscribed .......................            -              -          13,333,333         133,333          1,866,667
Common stock issued for Fan Club
  Entertainment Co Ltd acquisition .......            -              -             350,000           3,500            161,700
Conversion of note payable to preferred
  stock ..................................        1,158             12                   -               -          1,157,988
Conversion of note payable to common stock            -              -           3,163,436          31,634            917,453
Proceed from sale of common stock ........            -              -           1,666,666          16,667            483,333
Proceed from sale of common
  stock subscribed .......................            -              -           1,333,333          13,333            386,667
Valuation of beneficial conversion feature            -              -                   -               -            277,311
Other comprehensive income ...............            -              -                   -               -                  -
Unearned compensation expense ............            -              -                   -               -                  -
Deemed dividend ..........................            -              -                   -               -            977,152
Net loss .................................            -              -                   -               -                  -
                                                  -----            ---          ----------       ---------       ------------

Balance as of December 31, 2003 ..........        1,158             12          71,894,324         718,943         26,049,286

Common stock issued for Rex Tokyo
  Co Ltd acquisition .....................            -              -             462,000           4,620            133,980
Other comprehensive income ...............            -              -                   -               -                  -
Proceed from sale of common stock ........            -              -           4,448,820          44,488          1,085,512
Exercise of stock options ................            -              -             500,000           5,000             35,000
Conversion of note payable to common stock            -              -           5,065,037          50,650          1,468,861
Stock issued for services ................            -              -              30,000             300             13,200
Net loss .................................            -              -                   -               -                  -
                                                  -----            ---          ----------       ---------       ------------

Balance as of December 31, 2004 ..........        1,158             12          82,400,181         824,001         28,785,839

Common stock issued for acquisition ......            -              -          15,000,000         150,000          2,947,500
Other comprehensive income ...............            -              -                   -               -                  -
Proceed from sale of common stock ........            -              -             350,000           3,500             56,000
Repurchase of Fan Club Entertainment Co
 Ltd stock ...............................            -              -            (350,000)         (3,500)           (52,500)
Beneficial conversion feature ............            -              -                   -               -          1,250,000
Stock issued for services ................            -              -              25,000             250              5,750
Amortization of beneficial conversion
 feature .................................            -              -                   -               -                  -
Net loss .................................            -              -                   -               -                  -
                                                  -----            ---          ----------       ---------       ------------

Balance as of December 31, 2005 ..........        1,158            $12          97,425,181       $ 974,251       $ 32,992,589
                                                  =====            ===          ==========       =========       ============
                                                                                                                  (continued)

                                        See notes to consolidated financial statements.

                                                             F-5A

                                               IA GLOBAL, INC. AND SUBSIDIARIES
                                  CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY (DEFICIENCY)
                                                          (continued)

                                                                  Accumulated                                        Total
                                                                    Other                         Unearned       Stockholder's
                                                 Accumulated     Comprehensive     Treasury      Compensation       Equity
                                                  Deficit           Income *        Stock          Expense        (Deficiency)
                                                ------------     -------------     --------      ------------    -------------

Balance as of December 31, 2002 ..........      $(21,022,845)      $       -       $(50,000)      $(80,000)       $  (890,538)

Issuance of common stock for settlement
  of accounts payable ....................                 -               -              -              -             79,184
Proceed from sale of common
  stock subscribed .......................                 -               -              -              -          2,000,000
Common stock issued for Fan Club
  Entertainment Co Ltd acquisition .......                 -               -              -              -            165,200
Conversion of note payable to preferred
  stock ..................................                 -               -              -              -          1,158,000
Conversion of note payable to common stock                 -               -              -              -            949,087
Proceed from sale of common stock ........                 -               -              -              -            500,000
Proceed from sale of common
  stock subscribed .......................                 -               -              -              -            400,000
Valuation of beneficial conversion feature                 -               -              -              -            277,311
Other comprehensive income ...............                 -         114,349              -              -            114,349
Unearned compensation expense ............                 -               -              -         80,000             80,000
Deemed dividend ..........................          (977,152)              -              -              -                  -
Net loss .................................        (2,147,788)              -              -              -         (2,147,788)
                                                ------------       ---------       --------       --------        -----------

Balance as of December 31, 2003 ..........       (24,147,785)        114,349        (50,000)             -          2,684,805

Common stock issued for Rex Tokyo
  Co Ltd acquisition .....................                 -               -              -              -            138,600
Other comprehensive income ...............                 -          50,773              -              -             50,773
Proceed from sale of common stock ........                 -              (1)             -              -          1,129,999
Exercise of stock options ................                 -               -              -              -             40,000
Conversion of note payable to common stock                 -               -              -              -          1,519,511
Stock issued for services ................                 -               -              -              -             13,500
Net loss .................................        (1,443,035)              -              -              -         (1,443,035)
                                                ------------       ---------       --------       --------        -----------

Balance as of December 31, 2004 ..........       (25,590,820)        165,121        (50,000)             -          4,134,153

Common stock issued for acquisition ......                 -               -              -              -          3,097,500
Other comprehensive income ...............                 -        (403,668)             -              -           (403,668)
Proceed from sale of common stock ........                 -               -              -              -             59,500
Repurchase of Fan Club Entertainment Co
 Ltd stock ...............................                 -               -              -              -            (56,000)
Beneficial conversion feature ............                 -               -              -              -          1,250,000
Stock issued for services ................                 -               -              -              -              6,000
Amortization of beneficial conversion
 feature .................................                 -               -              -              -                  -
Net loss .................................        (2,071,350)              -              -              -         (2,071,350)
                                                ------------       ---------       --------       --------        -----------

Balance as of December 31, 2005 ..........      $(27,662,170)      $(238,547)      $(50,000)      $      -        $ 6,016,135
                                                ============       =========       ========       ========        ===========

*  Comprehensive income, i.e., net income (loss), plus, or less, the change in foreign currency balance sheet translation adjustments, totaled $(2,475,018) in 2005, $(1,392,263) in 2004 and $(2,033,439) in 2003, respectively.

                                        See notes to consolidated financial statements.

                                                             F-5B

                                             IA GLOBAL, INC. AND SUBSIDIARIES
                                           CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                       Years Ended December 31,
                                                                               -----------------------------------------
                                                                                   2005           2004           2003
                                                                               -----------    -----------    -----------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss .................................................................   $(2,071,350)   $(1,443,036)   $(2,147,788)
  Adjustments to reconcile net loss to net cash (used in)
   provided by operating activities:
    Depreciation and amortization ..........................................     1,378,924        401,939              -
    Loss on disposal of fixed assets .......................................             -         14,103              -
    Equity loss from investment in QuikCAT Australia Pty Ltd ...............             -         43,229          1,137
    Equity based compensation ..............................................             -              -         80,000
    Gain on disposal of business segments and equity investments ...........      (146,949)       (40,240)      (103,785)
    Minority interests .....................................................      (628,482)       135,520              -
    Amortization of beneficial conversion feature ..........................       208,332              -        277,311
    Amortization of financing cost .........................................        44,444              -              -
    Common stock issued for services .......................................         6,000              -              -
  Changes in operating assets and liabilities:
    Accounts receivable ....................................................     2,216,447     (2,906,878)             -
    Notes receivable - trade ...............................................        27,579       (593,655)             -
    Notes receivable .......................................................        76,699              -              -
    Consumption and deferred tax receivable ................................      (361,416)        97,805              -
    Inventories ............................................................      (500,700)       664,169              -
    Prepaid expenses .......................................................       614,246       (673,791)             -
    Other current assets ...................................................      (383,115)       388,765        (89,553)
    Deferred tax assets ....................................................       237,228        (66,803)             -
    Income taxes receivable - foreign ......................................             -              -              -
    Other assets ...........................................................    (1,697,878)       (77,898)         5,477
    Accounts payable .......................................................    (2,381,027)     1,809,533      1,841,014
    Notes payable - trade ..................................................      (540,284)     1,474,582              -
    Accrued and other liabilities ..........................................       529,162        (97,292)       103,490
    Consumption tax payable ................................................       490,368              -              -
    Other liabilities- retirement benefits .................................             -         39,932              -
    Income taxes payable - foreign .........................................       585,300        240,145              -
    Deferred revenue .......................................................      (606,960)             -              -
                                                                               -----------    -----------    -----------
Net cash used in continuing operations .....................................    (2,903,432)      (589,871)       (32,697)
  Loss from discontinued operations ........................................       551,074        500,600        824,714
  Net cash (used in) provided by discontinued operations ...................      (984,900)      (421,691)       175,280
  Net decrease (increase) in assets of discontinued operations .............     2,192,768        601,426     (2,794,194)
  Net (decrease) increase in liabilities of discontinued operations ........    (1,048,454)      (258,538)     1,306,992
                                                                               -----------    -----------    -----------
NET CASH USED IN OPERATIONS ................................................    (2,192,944)      (168,074)      (519,905)
                                                                               -----------    -----------    -----------

CASH FLOWS USED IN INVESTING ACTIVITIES:
  Investment in QuikCAT Australia Pty Ltd ..................................             -        (50,000)             -
  Cash of Rex Tokyo Co Ltd immediately following acquisition ...............             -      1,934,839              -
  Purchase of Rex Tokyo Co Ltd .............................................             -       (941,000)             -
  Purchases of capital expenditures ........................................      (419,388)      (493,933)      (598,431)
  Purchase of IA Global Acquisition Co .....................................             -       (700,000)             -
  Purchase of intangibles ..................................................             -       (283,680)             -
  Purchase of Fan Club Entertainment Co Ltd ................................             -              -     (1,107,590)
  Purchase of iAccele Co Ltd ...............................................             -              -       (830,358)
  Proceeds from sale of equipment ..........................................             -              -        702,216
  Software development costs ...............................................             -              -        (39,347)
  Repayment of loan receivable from QuikCAT Australia Pty Ltd. .............       150,000              -              -
  Proceeds from sale of QuikCAT business unit and note receivable ..........       200,000              -              -
  Proceeds from sale of Fan Club Entertainment Co Ltd ......................       185,000              -              -
  Repayment of loan receivable from sale of Fan Club Entertainment Co Ltd ..       445,680              -              -
  Loan to affiliate of major shareholder ...................................    (5,672,994)             -              -
  Repayment of loans from affiliate of major shareholder ...................     2,242,475              -              -
  Cash of Global Hotline, Inc. on date of acquisition ......................     1,240,037              -              -
                                                                               -----------    -----------    -----------
NET CASH USED IN INVESTING ACTIVITIES ......................................    (1,629,190)      (533,774)    (1,873,510)
                                                                               -----------    -----------    -----------
                                                                                                             (continued)
                                     See notes to consolidated financial statements.

                                                           F-6A

                                             IA GLOBAL, INC. AND SUBSIDIARIES
                                           CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                       (continued)

                                                                                       Years Ended December 31,
                                                                               -----------------------------------------
                                                                                   2005           2004           2003
                                                                               -----------    -----------    -----------

CASH PROVIDED BY FINANCING ACTIVITIES:
  Proceeds from long term debt .............................................     7,572,100              -              -
  Proceeds from long term debt - related party .............................             -      1,500,000      1,288,167
  Proceeds from issuance of convertible debentures .........................     3,483,000              -              -
  Repayment of long term debt ..............................................      (674,954)       (61,417)             -
  Repayment of loan payable - related party ................................    (1,321,091)             -     (1,280,816)
  Loan to Innovative Computing Group, Inc. .................................             -       (100,000)             -
  Loan to QuikCAT Australia Pty Ltd. .......................................             -        (25,000)       (74,849)
  Proceeds from issuance of common stock ...................................        59,500      1,530,000      2,500,000
  Proceeds from long term debt- affiliated party ...........................             -        788,846              -
  Proceeds from exercise of options ........................................             -         40,000              -
                                                                               -----------    -----------    -----------
NET CASH PROVIDED BY FINANCING ACTIVITIES ..................................     9,118,555      3,672,429      2,432,502
                                                                               -----------    -----------    -----------

NET INCREASE IN CASH AND CASH EQUIVALENTS ..................................     5,296,421      2,970,581         39,087

EFFECT OF EXCHANGE RATE CHANGES ON CASH ....................................      (697,886)       154,045        172,069

CASH AND CASH EQUIVALENTS, beginning of the year ...........................     3,780,165        655,539        444,383
                                                                               -----------    -----------    -----------

CASH AND CASH EQUIVALENTS, end of the year .................................   $ 8,378,700    $ 3,780,165    $   655,539
                                                                               ===========    ===========    ===========

Supplemental disclosures of cash flow information:
  Interest paid ............................................................   $    94,581    $    40,666    $         -
  Taxes paid ...............................................................   $   270,934    $   412,072    $       334
Non-cash investing and financing activities:
  Common stock issued for Global Hotline, Inc. .............................   $ 3,097,500    $         -    $         -
  Beneficial conversion feature recognized with issuance of convertible debt   $ 1,250,000    $         -    $         -
  Issuance of loan receivable for sale of Fan Club Entertainment Co. Ltd. ..   $   755,000    $         -    $         -
  Issuance of loan receivable from sale of QuikCAT business unit ...........   $   200,000    $         -    $         -
  Common stock issued for Rex Tokyo Co Ltd .................................   $         -    $   138,600    $         -
  Conversion of debt to equity .............................................   $         -    $ 1,533,011    $ 2,186,215
  Contribution of note to capital ..........................................   $         -    $   101,629    $         -
  Common stock issued for Fan Club Entertainment Co Ltd ....................   $         -    $         -    $   165,200
  Conversion of liability to common stock ..................................   $         -    $    13,500    $         -
  Issuance of common stock for subscription receivable .....................   $         -    $         -    $   400,000

                                     See notes to consolidated financial statements.

                                                           F-6B

                        IA GLOBAL, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                       THREE YEARS ENDED DECEMBER 31, 2005

NOTE 1.  BUSINESS

         IA Global, Inc. ("IA Global") is a public holding company focused on acquiring primarily Japanese companies that operate in the telecommunication and technology areas. As of December 31, 2005, the company owned a 60.5% equity interest in Rex Tokyo Co Ltd ("Rex Tokyo"), which is a supplier and installer of parts to the Pachinko and slot machine gaming industry in Japan. The company divested its interest in Rex Tokyo on April 4, 2006. Rex Tokyo supplies such items such as automatic medal dispensing machines, automatic cigarette butt disposal systems, Pachinko balls and other Pachinko accessory products as well as numerous new Pachinko and slot machines. IA Global also owns a 100% equity interest in Global Hotline, Inc. ("Global Hotline"), which operates call centers and is a reseller of telephone and broadband lines in Japan.

         IA Global has divested several unprofitable operations in 2005, including Fan Club Entertainment Co Ltd ("Fan Club") on May 12, 2005, IA Global
Acquisition Co on July 1, 2005 and the QuikCAT.Com Inc. ("QuikCAT") North
America Internet accelerator business on May 28, 2005 and Rex Tokyo sold its 60%
interest in Timothy World on August 16, 2005. Henceforth IA Global, Rex Tokyo,
Global Hotline, IA Global Acquisition Co, and Fan Club are to be referred to as the "company", unless reference is made to the respective operation surrounding it's activities or events.

         The company was incorporated in Delaware on November 12, 1998. The company's executive offices are located at 550 N. Reo St, Suite 300, Tampa,
Florida, but its operations are located primarily in Japan. The company's telephone number is (813) 261-5157 and its primary website is located at
www.iaglobalinc.com. The information on our website is not a part of this report.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

PRINCIPLES OF CONSOLIDATION - The consolidated financial statements include the accounts of the company and its wholly owned and majority-owned subsidiaries. In accordance with SFAS 144, the company accounted for IA Global Acquisition Co and
Fan Club as discontinued operations in its consolidated statements of operations. In accordance with SFAS 144, the Company did not account for Timothy
World as a discontinued operation in its consolidated statements of operations, due to the fact that Timothy World was a joint venture to sell a particular brand of electronic lighting equipment. Rex Tokyo subsequent to their Timothy
World divestiture intends on servicing their customers ongoing electronic lighting equipment needs. Inter-company items and transactions have been eliminated in consolidation.

CASH AND CASH EQUIVALENTS - The company classifies highly liquid temporary investments with an original maturity of three months or less when purchased as cash equivalents.

The company maintains cash balances at various financial institutions. Balances at US banks are insured by the Federal Deposit Insurance Corporation up to
$100,000. The company has not experienced any losses in such accounts and believes it is not exposed to any significant risk for cash on deposit.

                                      F-7

ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS - Accounts receivable consists primarily of amounts due to the company from normal business activities. The company maintains an allowance for doubtful accounts to reflect the expected non-collection of accounts receivable based on past collection history and specific risks identified within the portfolio. If the financial condition of the customers were to deteriorate resulting in an impairment of their ability to make payments, or if payments from customers are significantly delayed, additional allowances might be required.

NOTES RECEIVABLE - The company's Japanese subsidiaries, on occasion, accept notes receivable in payment of accounts receivable with certain customers. These notes are usually of a short term nature, approximately three to nine months in length. They do not bear interest and are paid by, and secured by, the customer's bank. Total notes receivable as of December 31, 2005 and December 31,
2004 were $613,726 and $641,305, respectively.

INVENTORIES - Inventories are stated at the lower of cost (first-in, first-out)
or market. The company records a provision for excess and obsolete inventory whenever an impairment has been identified. There is no provision for impaired inventory as of December 31, 2005 and 2004.

EQUIPMENT - Equipment represents machinery, equipment and software, which are stated at cost less accumulated depreciation. Depreciation of machinery and equipment is computed by the accelerated or straight-line methods over the estimated useful lives of the related assets, generally 2-10 years. Software developed or obtained for internal use is depreciated using the straight-line method over the estimated useful life of the software, generally 3-5 years.

INTANGIBLE ASSETS / INTELLECTUAL PROPERTY - The company amortizes the intangible assets and intellectual property acquired in connection with the acquisition of
Global Hotline, over thirty six months on a straight - line basis, which was the time frame that the management of the company was able to project forward for future revenue, either under agreement or through expected continued business activities with significant telecommunications companies.

LONG - LIVED ASSETS - The company reviews its long-lived assets for impairment when changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Long-lived assets under certain circumstances are reported at the lower of carrying amount or fair value. Assets to be disposed of and assets not expected to provide any future service potential to the company are recorded at the lower of carrying amount or fair value less cost to sell. To the extent carrying values exceed fair values, an impairment loss is recognized in operating results.

FAIR VALUE OF FINANCIAL INSTRUMENTS - The carrying amounts reported in the balance sheet for cash and cash equivalents, accounts receivable, notes receivable, accounts payable, notes payable and accrued liabilities and current portion of long term debt approximate fair value based on the short-term maturity of these instruments.

NOTES PAYABLE - The company's Japanese subsidiaries, on occasion, satisfy the payment of their accounts payable, through the issuance of notes payable with certain vendors. These notes are usually of a short term nature, approximately three to nine months in length. They do not bear interest and are paid by the company's bank to the vendors upon presentation to the company's bank on the date of maturity. In the event of insufficient funds to repay these notes, the company's bank can proceed with bankruptcy proceedings in Japan. Total notes payable as of December 31, 2005 and December 31, 2004 were $934,298 and
$1,474,582, respectively.

                                      F-8

DEBT AND EQUITY FINANCING OF CAPITAL TRANSACTIONS - BENEFICIAL CONVERSION
FEATURES - The company has adopted EITF issues 98-5, ACCOUNTING FOR CONVERTIBLES
SECURITIES WITH BENEFICIAL CONVERSION FEATURES OR CONTINGENTLY ADJUSTABLE
CONVERSION RATIOS, and 00-27, APPLICATION OF ISSUE NO. 98-5 TO CERTAIN
CONVERTIBLE SECURITIES in accounting for convertible debt. EITF 00-27 requires recognition of the intrinsic value of the conversion option and is recognized as a reduction to the carrying amount of the convertible debt and as an addition to paid-in capital. The intrinsic value of the conversion feature is the difference between the conversion price and the fair value of the stock into which the security is convertible into, multiplied by the number of shares. The conversion price used in calculating the intrinsic value is the most favorable conversion price up to maturity, assuming there are no changes to the current circumstances except for the passage of time. Changes to the conversion terms that would be triggered by future events not controlled by the issuer should be accounted for as contingent conversion options, and the intrinsic value of such conversion options would not be recognized until and unless the triggering event occurs.
According to EITF 00-27, the issuance proceeds should not be reduced by issuance costs when calculating the intrinsic value of the conversion feature. The beneficial conversion feature of debt or equity instruments, depending on the specific facts and circumstances, will determine whether such beneficial conversion feature is to be recorded as an expense to be amortized over a period of time, expensed immediately or recorded as a deemed dividend.

REX TOKYO REVENUE RECOGNITION - Rex Tokyo's revenue was derived from the following:

         o  Sale of equipment to major stores.

         o  Installation of machines and fittings to major stores.

         o  Maintenance of machines and other equipment in major stores.

         The company recognizes Rex Tokyo revenue when it is realized. Revenue is considered realized when the product has been shipped or the services have been provided to the customer, the work has been accepted by the customer and collectibility is reasonably assured. The company accounts for certain construction contracts/projects on the percentage-of-completion method and under this method, income is recognized as work on contracts progresses, but estimated losses on contracts in progress are charged to operations immediately. The company provides customer financing and recognizes revenue on a pro-rata basis over the life of the note receivable.

GLOBAL HOTLINE REVENUE RECOGNITION - Global Hotline revenue was derived from operating call centers and the reselling of telephone and broadband lines in
Japan. Revenue for one contract has been recognized and recorded over the life of the contract. Revenue for another contract is considered realized when the services have been provided to the customer, the work has been accepted by the customer and collectibility is reasonably assured. Furthermore, if an actual measurement of revenue cannot be determined, the company defers all revenue recognition until such time that an actual measurement can be determined. If during the course of a contract management determines that losses are expected to be incurred, such costs are charged to operations in the period such losses are determined.

Revenues are deferred when cash has been received from the customer but the revenue has not been earned. The company has recorded $3,589,532 of deferred revenue as of December 31, 2005.

ADVERTISING COSTS - Advertising costs are expensed as incurred. There were minimal advertising costs incurred for the year ended December 31, 2005 and
2004.

                                      F-9

FOREIGN CURRENCY TRANSLATION - Foreign entities whose functional currency is the local currency translate net assets at the end of period rates and income and expense accounts at average exchange rates for the three month period.
Adjustments resulting from these translations are reflected in the consolidated balance sheet under other comprehensive income and the statement of operations under other income (expense).

STOCK BASED COMPENSATION - The company has stock-based employee compensation plans. The company accounts for those plans under the recognition and measurement principles of APB Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO
EMPLOYEES, and related interpretations. No stock-based employee compensation cost is reflected in the net loss, as all stock options granted under the plans had an exercise price equal to the market value of the underlying common stock on the date of grant. The following table illustrates the effect on net loss and earnings per share if the company had applied the fair value recognition provisions of FASB Statement No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION,
to stock-based employee compensation:

                                                            Years Ended December 31,
                                                -----------------------------------------------
                                                    2005              2004             2003
                                                -----------       -----------       -----------

Net loss available to common
    shareholders, as reported ............      $(2,071,350)      $(1,443,035)      $(3,124,940)

Deduct: total stock-based employee
    compensation determined under fair
    value based method for all awards, net
    of related tax effects ...............         (353,040)         (221,940)         (227,031)
                                                -----------       -----------       -----------

Pro-forma net loss available to common
    shareholders .........................      $(2,424,390)      $(1,664,975)      $(3,351,971)
                                                ===========       ===========       ===========

Earnings per share:
    Basic and diluted- as reported .......      $     (0.02)      $     (0.02)      $     (0.05)
    Basic and diluted- pro-forma .........      $     (0.03)      $     (0.02)      $     (0.06)

         The company accounts for non-employee stock transactions in accordance with SFAS No. 123 and EITF 96-18.

         The above stock-based employee compensation expense has been determined utilizing a fair value method, the Black-Scholes option-pricing model.

         In accordance with SFAS 123, the fair value of each option grant has been estimated as of the date of the grant using the Black-Scholes option pricing model with the following weighted average assumptions:

                                                     For the Year Ended
                                                         December 31,
                                              --------------------------------
                                              2005          2004          2003
                                              ----          ----          ----
         Risk free interest rate ..........   4.05%         3.75%         3.75%
         Expected life ....................  10 yrs        10 yrs       10 years
         Dividend rate ....................   0.00%         0.00%         0.00%
         Expected volatility ..............    155%           65%           65%

                                      F-10

MANAGEMENT SERVICES AGREEMENT - The company and Rex Tokyo implemented a
Management Services Agreement September 2004 that provided for automatic one year renewals starting on October 1st in the absence of written notice of termination by either party delivered no less than three months prior to the date on which this agreement would otherwise terminate. Rex Tokyo was required to pay the company approximately $150,000 in April 2005 and October 2005. The
October 2005 payment was waived by the company and, in connection with the divestiture of Rex Tokyo in April 2006, the agreement was terminated.

The company and Global Hotline implemented a Management Services Agreement on
June 1, 2005 that will be renewed for successive one year periods starting on
June 1st in the absence of written notice of termination by either party delivered no less than three months prior to the date on which this agreement would otherwise terminate. Global Hotline is required to pay the company approximately $75,000 on a quarterly basis.

COMPREHENSIVE INCOME - The company has adopted SFAS No. 130 Reporting
Comprehensive Income. This statement establishes rules for the reporting of comprehensive income and its components. Comprehensive income consists of net loss to common shareholders and foreign currency transaction adjustments and is presented in the Consolidated Statements of Operations and Stockholder's Equity.

INCOME TAXES - Income tax expense is based on reported income before income taxes. Deferred income taxes reflect the effect of temporary differences between asset and liability amounts that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. These deferred taxes are measured by applying currently enacted tax laws. Valuation allowances are recognized to reduce the deferred tax assets to the amount that is more likely than not to be realized. In assessing the likelihood of realization, management considers estimates of future taxable income.

For the year ended December 31,             2005          2004          2003
-------------------------------         -----------   -----------   -----------
Income (loss) from operations
 before income taxes:

   US operations .....................  $(2,015,233)  $(1,107,294)  $(1,323,074)

   Japan operations ..................    1,526,539       559,314             -
                                        -----------   -----------   -----------
   Total loss from operations
     before income taxes .............     (488,694)     (547,980)   (1,323,074)

   Loss from discontinued operations .     (551,074)     (500,600)     (824,714)
                                        -----------   -----------   -----------

                                        $(1,039,768)  $(1,048,580)  $(2,147,788)
                                        ===========   ===========   ===========

The following provision (benefits) for income taxes by geographic operations is as follows:

For the year ended December 31,             2005          2004          2003
-------------------------------         -----------   -----------   -----------

   US operations .....................  $         -   $         -   $         -

   Japan operations ..................    1,031,582       394,455             -
                                        -----------   -----------   -----------

   Total provision for income taxes ..  $ 1,031,582   $   394,455   $         -
                                        ===========   ===========   ===========

                                      F-11

The components of the provision for income taxes by taxing jurisdiction as follows:

For the year ended December 31,             2005          2004          2003
-------------------------------         -----------   -----------   -----------

   US Federal, State and Local:

      Current ........................  $         -   $         -   $         -

      Deferred .......................            -             -             -

   Japan:

      Current ........................      853,933       445,213             -

      Deferred .......................  $   177,649   $   (50,758)  $         -

A reconciliation of the company's effective tax rate to the statutory US Federal tax rate is as follows:

For the year ended December 31,             2005          2004          2003
-------------------------------         -----------   -----------   -----------

   Statutory rate ....................        35.0%         35.0%         35.0%

   Foreign tax differential ..........         6.0%          6.0%          6.0%

   State and Local ...................         5.7%          5.7%          5.7%
                                        -----------   -----------   -----------

   Effective Rate ....................        46.7%         46.7%         46.7%

The effect of tax law changes on deferred tax assets and liabilities did not have a significant effect on the company's effective tax rate.

The significant components of activities that gave rise to deferred tax assets that are recorded in the consolidated balance sheets were as follows:

At December 31,                                        2005             2004
---------------                                    -----------      -----------

Deferred Income Taxes ........................     $         -      $         -

Operating loss carry forwards ................       6,702,851        5,850,079
                                                   -----------      -----------

Gross Deferred Tax Asset .....................       6,702,851        5,850,079

Less: Valuation Allowance ....................      (6,650,000)      (5,460,000)
                                                   -----------      -----------

Deferred Tax Asset, net of Allowance .........     $   152,851      $   390,079
                                                   ===========      ===========

The valuation allowance at December 31, 2005, principally applies the net operating loss carry forwards that, in the opinion of management, are more likely than not to expire before the company can use them.

For tax return purposes, the company has available net operating carry forwards of approximately $18.2 million which expire in various years through 2025, subject to any potential IRS Section 382 and statutory Japanese limitations.

                                      F-12

LITIGATION COSTS - The company is subject to the possibility of legal actions arising in the ordinary course of business. The company regularly reviews the status of pending legal actions to evaluate the amount and likelihood of any potential loss. The company accrues for these potential losses when it is probable that a liability has been incurred and the amount of loss, or possible range of loss, can be reasonably estimated. If actual results differ significantly from the company's estimates, the company may be required to adjust its accruals in the future.

NET LOSS PER SHARE - The company has adopted SFAS 128, "Earnings per Share."
Loss per common share is computed by dividing income available to common shareholders by the weighted average number of common shares outstanding during the period. The common stock equivalents have not been included as they are anti-dilutive. As of December 31, 2005, there were options outstanding for the purchase of 7,600,000 common shares, preferred stock convertible into 11,580,000 common shares, and convertible debentures convertible into 12,500,018 common shares which could potentially dilute future earnings per share.

DIVIDEND POLICY - The company has never paid any cash dividends and intends, for the foreseeable future, to retain any future earnings for the development of our business. Our future dividend policy will be determined by the board of directors on the basis of various factors, including our results of operations, financial condition, capital requirements and investment opportunities.

USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS - For comparability, certain 2004 and 2003 amounts have been reclassified, where appropriate, to conform to the financial statement presentation used in 2005.

RECENT ACCOUNTING PRONOUNCEMENTS

         In November 2004, the FASB issued SFAS No. 151, "Inventory Costs, "an amendment of ARB No. 43, Chapter 4," "SFAS 151")which clarifies the types of costs that should be expensed rather than capitalized as inventory. SFAS 151 also clarifies the circumstances under which fixed overhead costs associated with operating facilities involved in inventory processing should be capitalized. The provisions of SFAS 151 are effective for fiscal years beginning after June 15, 2005 and we will adopt this standard in fiscal 2006. SFAS 151 is not expected to have a significant impact on the companies consolidated financial statements.

         In December 2004, the FASB issued SFAS No. 123 (Revised 2004),
"Share-Based Payment," "SFAS 123R" a revision to FASB Statement 123, "Accounting for Stock-Based Compensation" and this statement supersedes APB Opinion No. 25,
"Accounting for Stock Issued to Employees," and its related implementation guidance. SFAS 123R focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. SFAS No.
123R requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award. SFAS 123R is effective as of the beginning of the first interim or annual reporting period that begins after June 15, 2005 and the company will implement SFAS 123R in the first quarter of fiscal 2006. The company expects that SFAS 123R will have a significant impact on its consolidated financial statements.

                                      F-13

         In March 2005, the SEC released SAB 107, "Share-Based Payments" ("SAB
107"). The interpretations in SAB 107 express views of the SEC staff regarding the interaction between SFAS 123R and certain SEC rules and regulations, and provide the staff's views regarding the valuation of share-based payment arrangements for public companies. In particular, SAB 107 provides guidance related to share-based payment transactions with non-employees, the transition form nonpublic to public entity status, valuation methods (including assumptions such as expected volatility and expected term), the accounting for certain redeemable financial instruments issued under share-based payment arrangements, the classification of compensation expense, non-GAAP financial measures, first-time adoption of SFAS 123R in an interim period, capitalization of compensation cost related to share-based payment arrangements, the accounting for income tax effects of share-based arrangements upon adoption of SFAS 123R, the modification of employee share options prior to the adoption of SFAS 123R and disclosures in Management's Discussion and Analysis subsequent to the adoption of SFAS 123R. SAB 107 requires stock-based compensation be classified in the same expense lines as cash compensation is reported for the same employees. The company will implement SAB 107 in the first quarter of fiscal
2006, in conjunction with SFAS 123R. The company expects that SAB 107 will have a significant impact on our consolidated financial statements.

         In December 2004, the FASB issued SFAS No. 153, "Exchanges of
Nonmonetary Assets--An Amendment of APB Opinion No. 29, Accounting for
Nonmonetary Transactions" ("SFAS 153"). SFAS 153 eliminates the exception from fair value measurement for nonmonetary exchanges of similar productive assets in paragraph 21(b) of APB Opinion No. 29, "Accounting for Nonmonetary
Transactions," and replaces it with an exception for exchanges that do not have commercial substance. SFAS 153 specifies that a nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS 153 is effective for the fiscal periods beginning after December 15, 2005 and the company will adopt this standard in the first quarter of fiscal 2006. SFAS 153 is not expected to have a significant impact on the companies consolidated financial statements.

         In June 2005, the FASB issued SFAS No. 154 "Accounting Changes and
Error Corrections," ("SFAS 154"), a replacement of APB Opinion No. 20,
"Accounting Changes", and SFAS No. 3 "Reporting Accounting Changes in Interim
Financial Statements." SFAS 154 applies to voluntary changes in accounting principle and changes the requirements for accounting for and reporting of a change in accounting principle. SFAS 154 requires retrospective application to prior periods' financial statement of a voluntary change in accounting principle unless it is impracticable. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.
Earlier application is permitted for accounting changes and corrections of errors made occurring in fiscal years beginning after June 1, 2005. The company will adopt SFAS 154 effective December 15, 2005. SFAS 154 is not expected to have a significant impact on the companies consolidated financial statements.

         In February 2006, the FASB issued SFAS No. 155, which is an amendment of SFAS No. 133 and 140. This statement; a) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, b) clarifies which interest- only strip and principal-only strip are not subject to the requirements of SFAS No. 133, c)
establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation,
d) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, e) amends SFAS No. 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for financial statements for fiscal years beginning after September 15, 2006. Earlier adoption of this statement is permitted as of the beginning of an entity's fiscal year, provided the entity has not yet issued any financial statements for that fiscal year.
SFAS No. 155 is not expected to have a significant impact on the companies consolidated financial statements.

                                      F-14

         In March 2006, the FASB issued SFAS No. 156, which amends SFAS No. 140.
This statement establishes, among other things, the accounting for all separately recognized servicing assets and servicing liabilities. This statement amends SFAS No. 140 to require that all separately recognized servicing assets and servicing liabilities be initially measured at fair value, if practicable.
SFAS No. 156 permits, but does not require, the subsequent measurement of separately recognized servicing assets and servicing liabilities at fair value.
An entity that uses derivative instruments to mitigate the risks inherent in servicing assets and servicing liabilities is required to account for those derivative instruments at fair value. Under SFAS No. 156, an entity can elect subsequent fair value measurement to account for its separately recognized servicing assets and servicing liabilities. By electing that option, an entity may simplify its accounting because this statement permits income statement recognition of the potential offsetting changes in fair value of those servicing assets and servicing liabilities and derivative instruments in the same accounting period. SFAS No. 156 is effective for financial statements for fiscal years beginning after September 15, 2006. Earlier adoption of SFAS No. 156 is permitted as of the beginning of an entity's fiscal year, provided the entity has not yet issued any financial statements for that fiscal year. SFAS No. 156 is not expected to have a significant impact on the companies consolidated financial statements.

NOTE 3.  ACQUISITIONS AND DIVESTITURES

         The acquisitions of Rex Tokyo and Global Hotline were key components of the company's strategy to operate primarily as a holding company.

REX TOKYO CO LTD

         On March 18, 2004, the company executed Share Purchase Agreements and a
Stockholders Agreement with Rex Tokyo and certain of its management, pursuant to which the company acquired its 60.5% ownership interest in Rex Tokyo. The company purchased 1,000 shares of Rex Tokyo stock for 100 million Yen, or approximately $941,000 based on the Japanese Yen/US dollar exchange rate on
March 25, 2004. In addition, the company purchased 150 Rex Tokyo shares from Mr.
Ejima, the Chief Executive Officer of Rex Tokyo, for 462,000 shares of the company's common stock issued at $.30 per share which is the average closing price the five days prior to closing. The Stockholders Agreement places restrictions on the sale of Rex Tokyo stock in the future, requires existing management to operate the business and places conditions on the board of director composition. This agreement can be terminated under certain conditions.
The company used working capital to fund the cash portion of the purchase price.

         Rex Tokyo is a supplier and installer of parts to the Pachinko and slot machine gaming industry in Japan. Rex Tokyo supplies such items such as automatic medal dispensing machines, automatic cigarette butt disposal systems,
Pachinko balls and other Pachinko accessory products as well as numerous new
Pachinko and slot machines.

         The Pachinko industry has experienced significant consolidation since the late 1990s, with small parlor operators being replaced by large mega-parlor owners. Rex Tokyo's business expansion is primarily focused on providing support and services to these mega-parlor owners.

                                      F-15

         Rex Tokyo is a member of the Pachinko Chain Store Association and the
East Japan Gaming Machinery Association. As a member of this Association, it is authorized to certify second hand machines. Also, it is registered as a Gaming
Machinery Sales Operation with the Japan Gaming Related Business Association, which conducts training and qualification testing. Its objective is to ensure that members uphold the rules and teachings of the association in their everyday work. Once a member passes the test of the association, it receives the Gaming
Machine Handling Manager Certificate. Approximately one-half of Rex Tokyo's staff and related contractors have achieved this qualification.

         The cost to acquire these assets was allocated to the assets acquired according to estimated fair values. The allocation was as follows:

Purchase price:

Cash ............................................................  $   941,000
Stock ...........................................................      138,600
                                                                   -----------
                                                                     1,079,600
                                                                   -----------
Net Assets Acquired (3/18/04):
Total Assets ....................................................    5,549,826
Liabilities .....................................................   (4,618,949)
                                                                   -----------

Net Assets at 3/18/04 ...........................................      930,877
Reserve .........................................................      (22,159)
Plus 10 million Yen contributed by other ........................       92,328
Plus cash paid by IA Global .....................................      941,000
                                                                   -----------
                                                                     1,942,046

% Acquired ......................................................        60.5%
                                                                   -----------
                                                                     1,174,938
                                                                   -----------

Negative goodwill allocated to property and equipment............  $   (95,338)
                                                                   ===========

         The company expanded this business in 2004 by acquiring new sales offices in Kyushu and West Tokyo, Japan. In addition, in October 2004, Rex Tokyo established a joint venture company, Timothy World Co Ltd ("Timothy World"), with Kyushu Tesco Co Ltd. for the supply of lighting fixtures to the Pachinko industry and began to sell slot machines directly rather than as an agent during the 4th quarter of 2004.

         On December 31, 2004, the company invested 50,000,000 Yen or approximately $488,000 in Rex Tokyo. Under the terms of the Subscription
Agreement, the company agreed to purchase 500 Series A Preference Shares of Rex
Tokyo for the sum of 200,000 Yen per Preference Share, payable in two equal installments. The initial 50,000,000 Yen was paid by December 31, 2004 and the balance is to be paid by December 31, 2005. The funds will be used to expand the
Rex Tokyo business. This agreement was cancelled effective November 4, 2005.

         On March 25, 2005, Rex Tokyo announced that it has formed a new wholly-owned subsidiary in Japan, Collaboration Co Ltd ("Collaboration"), to
focus on business development opportunities for Rex Tokyo, including the design and building of "gaming machine islands" for Pachinko slot machine stores.

         On June 17, 2005, Rex Tokyo announced that it had formed a new wholly-owned subsidiary in Japan, Double R, Inc., to focus on the development of maintenance and repair business in the Pachinko industry.

                                      F-16

         On August 16, 2005, Rex Tokyo entered into a Sale of Shares Agreement with Inter Asset Japan Co Ltd ("IAJ"), a party affiliated with our majority shareholder. Under the agreement, Rex Tokyo sold its 60% interest in Timothy
World to IAJ in exchange for 6,000,000 Yen or approximately $55,000 in cash at closing. In addition, an inter-company loan owed by Timothy World to Rex Tokyo, in the amount of 97,867,000 Yen or approximately $866,000 will be paid in installments starting September 2005 and ending December 2007. To date, the payments have not been made and the asset was sold to Rex Tokyo when, on April
7, 2006, the company announced that it has sold its 60.5% interest in Rex Tokyo
Co Ltd back to Rex Tokyo. The closing occurred on April 4, 2006. The company has no obligation to Rex Tokyo relating to the default by IAJ and Timothy World. Rex
Tokyo recorded a gain on sale of $146,949 during the three months ended
September 30, 2005 due to the sale of the shares of Timothy World, which contributed $1,211,000 in sales and $221,000 in net losses to Rex Tokyo during the period October 1, 2004 (inception) to September 30, 2005.

         On April 7, 2006, the company announced that it has sold its 60.5%
interest in Rex Tokyo Co back to Rex Tokyo. The closing occurred on April 4,
2006. The total purchase price was approximately $1,273,000 at current exchange rates. The company received approximately $193,000 on April 4, 2006, reducing its common ownership interest to 48.4% and will receive approximately $780,000 on April 30, 2006, for its remaining common ownership interest. Finally, the company will receive $300,000 on May 31, 2006 as repayment for its preferred shares and reimbursement of certain expenses incurred by the company on Rex
Tokyo's behalf. The remaining payments are guaranteed by Hiroyuki Ejima, the CEO of Rex Tokyo.

         The pro-forma financial data for the acquisition of Rex Tokyo for the year ended December 31, 2004 was as follows:

                                                              Pre-Acquisition
                                           As Reported,        Operations of         Pro Forma,
                                              Year               Rex Tokyo             Year
                                              Ended              January 1-            Ended
                                        December 31, 2004      March 18, 2004     December 31, 2004
                                        -----------------     ---------------     -----------------

Revenues ..........................       $ 27,986,626          $  5,639,384        $ 33,626,010

Net loss from continuing operations           (942,435)              111,505            (830,930)

Net loss ..........................         (1,443,035)              111,505          (1,331,530)

Loss per common share .............       $      (0.02)                    -        $      (0.02)

         There were no material, nonrecurring items included in the reported the pro-forma results.

GLOBAL HOTLINE, INC.

         The acquisition of Global Hotline, a privately held Japanese company, closed on June 15, 2005. The transaction was structured as a share exchange in which the company issued 15,000,000 shares of its common stock in exchange for
100% of Global Hotline's equity. The common stock of the company had a value of
$.207 per share, which was the average close price during the twenty days prior to the signing of the April 20, 2005 Share Exchange Agreement, or an aggregate value of $3,097,500.

         Global Hotline was established September 7, 2004 as a call center operator and reseller of telephone and broadband lines in Japan. The Japanese telecommunications market is experiencing significant growth in alternative carriers due to recent regulatory changes that now permit individuals and companies to choose their telephone service provider. The company operates two call centers with 300 seats and utilizes seven agents with an additional approximate 200 seats to support the business.

                                      F-17

         Global Hotline had two contracts with a significant Japanese telecommunications company. The first contract covered the period October 1,
2004 thru September 30, 2005 and required Global Hotline to sell subscriber lines based on agreed monthly targets. If the targets are achieved, Global
Hotline expects to be paid 841,000,000 Yen or approximately $7,300,000 under this contract.

         Under the first contract, Global Hotline was liable to the significant
Japanese telecommunications company for shortfalls to sell the contracted amounts of subscriber lines. In order to protect against these penalties, Global entered into a contract with 3S Networks on November 1, 2004 to outsource the call center operation. The agreement with 3S Networks had a one year term and defines a contracted amount of lines that must be sold by 3S Networks. In the event that 3S Networks did not achieve contracted target sales quotas, the contract provides for penalties to be paid by 3S Network to Global Hotline. As of September 30, 2005, Global Hotline did not achieve the required target of lines to be sold under the first contract, and paid approximately $ 1,425,000 in penalties December 2005. Concurrently, Global Hotline's agent 3S Networks did not achieve their required sales quota, and accordingly Global Hotline recorded approximately $1,699,000 in penalties in accounts receivable from 3S Networks as of September 30, 2005. Global Hotline recovered approximately $834,000 of the 3S penalty and expects to recover the remaining accounts receivable in the first quarter of 2006.

         The 3S Network contract can be cancelled under certain conditions and
Global Hotline can extend the contract. In addition to the 3S Network contract,
Global Hotline entered into a contract with Cubic Co Ltd on April 15, 2005 to outsource call center operations for the first contract.

         The second contract covers the period March 16, 2005 through March 31,
2006 and requires Global Hotline to sell subscriber lines based on agreed monthly targets. If the targets are achieved, Global Hotline expects to be paid
2,925,000,000 Yen or approximately $25,400,000, under this contract. If the targets are not achieved on a quarterly basis, then Global Hotline will be required to refund a portion of the revenue to the customer. Global Hotline operates two call center operations and utilizes seven agents to support the second contract.

         The contracts may be cancelled if Global Hotline commits a material breach as defined in the contracts. Absent a material breach by Global Hotline, the contracts may be extended.

         On December 13, 2005, Global Hotline entered into an amendment to the
Special Business Outsourcing Contract, dated as of September 6, 2004, between
Global Hotline and the significant telecommunications company for the second contract.

         The amendment, among other things, modified (i) the total payments under the contract from 2,925,000,000 Yen or approximately $25,400,000 at current exchange rates to 2,331,000,000 Yen or approximately $20,300,000 at current exchange rates and (ii) the targets of subscriber lines from quarterly targets to one target at the end of the contract. As a result of this amendment,
Global Hotline recognized $2,980,000 of deferred revenue in the fourth quarter of 2005. As of December 31, 2005, Global Hotline did not achieve the required target of lines to be sold under the second contract and accrued $1,087,000 in penalties in December 2005.

         On December 22, 2005, IA Partners Co Ltd ("IA Partners"), a wholly owned subsidiary of Global Hotline entered into an agreement (the "Partner
Contract") with Internet Service Partners, a Japanese company. Pursuant to this agreement, IA Partners will sell various internet and broadband products on behalf of Internet Service Partners, with sales commissions payable from 30-120 days. The Partner Contract expires on December 22, 2006, and is automatically renewable for an additional year unless it is terminated by either party upon sixty days notice before the expiration date. The Partner Contract maybe cancelled under certain conditions.

                                      F-18

         The company acquired its 100% ownership of Global Hotline from Mr.
Hideki Anan (67%), Mr. Kyo Nagae (10%) and Mr. Hiroki Isobe (23%). Mr. Anan, who
will remain as Chief Executive Officer of Global Hotline, is an experienced
Japanese telecommunications executive. Mr. Isobe is affiliated with our majority shareholders. In addition, IAJ, a party related to Mr. Isobe and the majority shareholder of the company, has loaned the company 65,000,000 Yen and guaranteed the rent on the two Global Hotline offices. The loan is unsecured, accrues interest at 3.5% and is due in various installments thru December 31, 2005. On
September 13, 2005, Global Hotline repaid the 65,000,000 Yen note payable.

         The cost to acquire these assets has been preliminarily allocated to the assets acquired according to estimated fair values and is subject to adjustment when additional information concerning asset valuations is finalized, but no later than June 15, 2006. The preliminary allocation is as follows:

Purchase price:

Stock ............................................................  $ 3,097,500

Net liabilities acquired (6/15/05)................................    2,335,399
                                                                    -----------

Identifiable intangible assets....................................  $ 5,432,899
                                                                    ===========

The pro-forma financial data for the acquisition for the year ended December 31,
2005 was as follows:

                                                              Pre-Acquisition
                                          As Reported,         Operations of         Pro Forma,
                                              Year             Global Hotline          Year
                                              Ended              January 1-            Ended
                                        December 31, 2005      June 15, 2005      December 31, 2005
                                        -----------------     ---------------     -----------------

Revenues ..........................       $ 45,079,418          $ 5,109,288         $ 50,188,706

Loss before extraordinary items ...         (2,071,350)          (2,794,522)          (4,865,872)

Net loss ..........................         (2,071,350)          (2,794,522)          (4,865,872)

Loss per common share .............       $      (0.02)                   -         $      (0.05)

         There were no material, nonrecurring items included in the reported the pro-forma results.

IA GLOBAL ACQUISITION CO / QUIKCAT.COM INC / QUIKCAT AUSTRALIA PTY LTD

         On June 10, 2004, the company closed the acquisition of the intellectual property and other assets of QuikCAT. The purchase price was
$700,000 in cash, plus the assumption of certain contracts, agreements and liabilities. QuikCAT had filed for bankruptcy in the United States Bankruptcy
Court, Northern District of Ohio and the company had submitted a bid on February
5, 2004. The acquisition was funded from working capital.

         QuikCAT was focused on the development of multi-media compression technologies for use in video, picture and audio products for license sales to third party vendors.

                                      F-19

         The cost to acquire these assets was allocated to the assets acquired according to estimated fair values. The allocation was as follows:

         Purchase Price:
         Cash ............................... $ 700,000
                                              ---------

         Net Assets Acquired (6/10/04):
         Accounts receivable ................    34,506
         Fixed assets .......................     5,000
                                              ---------

         Total assets .......................    39,506
                                              ---------

         Identifiable intangible assets ..... $ 660,494
                                              =========

         The company contributed the assets of QuikCAT and a loan to Innovative
Computing Group, Inc. ("Innovative Computing"), parent company of QuikCAT, of
$101,629 to IA Global Acquisition Co. on June 30, 2004 in exchange for a 90.5%
equity interest in IA Global Acquisition Co. The founding shareholder, the wife of the Chief Executive Officer of our 47.54% owned affiliate, QuikCAT Australia
Pty Ltd. ("QuikCAT Australia"), acquired 9.5% of IA Global Acquisition Co. for
$500 on June 30, 2004. The company increased their ownership percentage to 95%
on October 8, 2004 and 100% on June 27, 2005.

         The company previously sold their Internet accelerator business outside
North America to QuikCAT Australia for notes totaling $150,000 that were due from December 2004 thru June 2005. The company has received all payments under the notes.

         On May 28, 2005, the company entered into an Option Exercise,
Transition and Consolidation Agreement ("Option Agreement") with QuikCAT
Australia, NanoCAT Technologies Pte Ltd ("NanoCAT") and Rose-Marie Pontre. Under
the Option Agreement, QuikCAT Australia exercised its option to acquire our
North America Internet accelerator business for $200,000, with an unsecured note that is due in installments from June 2005 to September 2005. On September 5,
2005, the company amended the Option Agreement by extending the due date of the final payment of $145,000 to on or before September 23, 2005 and agreeing to provide services as defined in the Option Agreement thru September 30, 2005. On
September 20, 2005, the company entered into an Amendment 2 to the Option
Agreement, which modified the payment schedule to $30,000 on or before September
23, 2005 and the final payment of $115,000 on or before October 10, 2005. On
September 30, 2005, the company entered into an Amendment to the Internet
Accelerator Assignment Agreement ("Amendment") with QuikCAT Australia and IA
Global Acquisition Co. In this Amendment, the parties agreed to modify the rights of QuikCAT Australia to enforce its intellectual property rights in the
INET property in the field of use. The company has received all payments under the notes.

         The company announced the sale of their wholly owned subsidiary, IA
Global Acquisition Co and its remaining holdings related to QuikCAT to Ominira
Networks LLC, a Delaware limited liability corporation ("Ominira") that is affiliated with Innovative Computing, the founder of QuikCAT. The closing occurred on July 15, 2005, with an effective date of July 1, 2005.

                                      F-20

         As part of this transaction, the company sold the subsidiary, which owned the remaining rights and assets of QuikCAT which were acquired out of bankruptcy. In addition, The company assigned its intellectual property rights related to the Miliki Supercompressor product and any additions, developments and modifications related to certain projects and products and Ominira assumed certain liabilities of IA Global Acquisition Co. The total purchase price was
$620,000, which was paid with a note secured by the assets sold and was due in installments from September 2005 to June 2006. The company assumed certain rights and obligations under the previously announced divestitures of our
Internet accelerator business to our joint venture partner QuikCAT Australia and its affiliate NanoCAT. On November 4, 2005, December 5, 2005 and January 6,
2006, the company entered into amendments to the Senior Secured Promissory Note which modified the payment schedule to installments from January 2006 to June
2006. On February 1, 2006, the company declared all principal, interest and other amounts due immediately. On March 15, 2006, the board of directors approved a $300,000 impairment of the Promissory Note as of December 31, 2005.
The company considers this impairment appropriate based on the lack of payments by Ominira to date.

         On March 27, 2006, the company entered into Amendment No. 4 to the
Promissory Note. The Promissory Note is now due in installments from March 2006 to June 2007 and the company received as additional collateral twenty one shares of Innovative Computing Group, Inc. ("ICG"), a privately -owned company affiliated with Ominira. The ICG shares are to be released to ICG as Ominira makes the required payments under the amended Promissory Note and are valued at
$30,000 per share for such purpose.

DIVESTITURE OF FAN CLUB ENTERTAINMENT CO LTD

         The company announced the sale of Fan Club as of May 12, 2005 to TK
Partners, Inc. ("TK Partners"), formerly Cyber Holdings Co Ltd. As part of this transaction, the company sold the 67% owned business for approximately $755,000 plus 350,000 shares of the company's common stock valued at $.16 per share. The total cash purchase price was paid with $185,000 at signing and a note that is due in monthly installments of approximately $65,000 from June 2005 thru January
2006. The note was unsecured and the company has received all payments under the note. The company decided to divest the Fan Club business because it was no longer core to its operations and the closing of new license sales were more difficult than the company expected. The company recorded a gain on sale of
$99,349 during the year ended December 31, 2005.

SUMMARY OF DISCONTINUED OPERATIONS

         The following table sets forth for the discontinued operations for the company:

                                                                      Year Ended December 31,
                                                          -----------------------------------------------
                                                              2005              2004              2003
                                                          -----------       -----------       -----------

Revenues ...........................................      $   227,076       $ 3,677,001       $ 1,144,654
Cost of sales ......................................          432,702         3,217,700         1,128,075
                                                          -----------       -----------       -----------
Gross profit .......................................         (205,626)          459,301            16,579
Operating and other non-operating expenses .........          333,135           951,144         1,493,909
Minority interest ..................................         (126,751)            8,757            21,790
                                                          -----------       -----------       -----------
Loss from discontinued operations ..................         (412,010)         (500,600)       (1,499,120)
(Loss) gain from disposal of discontinued operations         (139,064)                -           674,406
                                                          -----------       -----------       -----------
Total loss from discontinued operations ............      $  (551,074)      $  (500,600)      $  (824,714)
                                                          ===========       ===========       ===========

                                      F-21

NOTE 4.  ACCOUNTS RECEIVABLE/CUSTOMER CONCENTRATION

         Accounts receivable were $5,459,425 and $5,850,153 as of December 31,
2005 and December 31, 2004, respectively. The company had the following customers with sales in excess of 10%, these are their respective percentage of consolidated revenue for the respective year end:

                                 December 31,      December 31,
                                     2005              2004
                                 ------------      ------------
         Customer A                  32.4%            46.8%
         Customer B                  33.7%              _

         Customer A is a Rex Tokyo customer. Customer B is a Global Hotline customer. There were no other customers in excess of 10% in the respective periods. Customer A accounted for 50% and 42% of total accounts receivable as of
December 31, 2005 and 2004, respectively. Customer B did not account for any accounts receivable as of December 31, 2005 and 2004.

         The company anticipates that significant customer concentration will continue for the foreseeable future.

NOTE 5.  INVENTORIES

         Inventories were $664,746 and $164,046 as of December 31, 2005 and
December 31, 2004, respectively. Inventory primarily consisted of raw materials for Rex Tokyo. There is no provision for impaired inventory as of December 31,
2005 and 2004.

NOTE 6.  PREPAID EXPENSES

         Prepaid expenses were $434,020 and $673,791 as of December 31, 2005 and
December 31, 2004, respectively. Such costs as of December 31, 2005 consisted of prepaid insurance, prepaid financing costs and other costs incurred by the company and prepaid expenses incurred by Global Hotline. Such costs as of
December 31, 2004 consisted of prepaid insurance and other costs incurred by the company, production cost advances incurred by Rex Tokyo and prepaid Fan Club expenses related to future revenue.

NOTE 7.  NOTES RECEIVABLE

         Notes receivable were $4,129,408 and $150,000 as of December 31, 2005 and December 31, 2004, respectively. Such assets as of December 31, 2005 included notes receivable from (i) TK Partners, formerly Cyber Holdings Co Ltd, from the divestiture of Fan Club, (iii) GMB International, Inc., a party affiliated with our majority shareholder, (iv) an officer and employees of
Global Hotline. Such assets as of December 31, 2004 included notes receivable of
QuikCAT Australia from the divestiture of our interest in this entity.

         On September 30, 2005, Global Hotline entered into a Senior Secured
Promissory Note of 300,000,000 Yen or approximately $2,698,000 with GMB
International, Inc. ("GMB"), a party affiliated with our majority shareholder.

         The loan includes a repayment of 150,000,000 Yen or approximately
$1,349,000 on October 7, 2005 and the remaining 150,000,000 Yen plus interest at
3.5% on October 30, 2005. The loan also provides for an earlier payment on certain events of default. On October 7, 2005, 150,000,000 Yen was repaid. On
November 4, 2005, Global Hotline entered into an Amendment to the Senior Secured
Promissory Note which modified the payment schedule. The remaining 150,000,000
Yen and interest was due to be paid on November 15, 2005. On December 11, 2005,
Global Hotline entered into an Amendment 2 to the Senior Secured Promissory Note which modified the payment schedule. The remaining 40,000,000 Yen and interest was due to be paid on December 31, 2005.

                                      F-22

         In December, 2005, Global Hotline loaned 360,000,000 Yen to GMB. This increased the total amounts due from GMB to 400,000,000 Yen or approximately
$3,394,000 at current exchange rates. GMB repaid 200,000,000 Yen on January 13,
2006 and the balance scheduled for payment by January 31, 2006, but was not repaid by that date. The advance was unsecured.

         On April 7, 2006, GMB repaid 80,000,000 Yen, reducing the balance to
120,000,000 Yen, plus interest. On April 11, 2006, the parties entered into
Amendment 3 to the Senior Secured Promissory Note. This Amendment provides for the payment of the balance of the loan, equal to 120,000,000 Yen or approximately $1,017,000 at current exchange rates, plus interest, on April 30,
2006.

NOTE 8.  EQUIPMENT

         Equipment, net of accumulated depreciation, was $717,853 and $260,584 as of December 31, 2005 and 2004, respectively. Accumulated depreciation was
$633,211 and $273,245 as of December 31, 2005 and 2004, respectively. Total depreciation expense was $395,583, $143,969 and $0 for the years ended December
31, 2005, 2004 and 2003, respectively.

Property and equipment are comprised of the following:

                                                             December 31,
                                     Estimated       --------------------------
                                    Useful Lives         2005           2004
                                  ---------------    -----------    -----------
Equipment and vehicles .......    24 - 96 months     $ 1,046,042    $   432,457
Leasehold Improvements .......    27 - 120 months        305,022        101,372
                                                     -----------    -----------
                                                       1,351,064        533,829
Less: accumulated depreciation
 and amortization ............                          (633,211)      (273,245)
                                                     -----------    -----------
                                                     $   717,853    $   260,584
                                                     ===========    ===========

NOTE 9.  INTANGIBLE ASSETS

         Intangible assets as of December 31, 2005 and December 31, 2004, respectively, consisted of the following:

                                  December 31,   December 31,
                                      2005           2004       Estimated Life
                                  -----------    -----------    --------------
Customer contracts ...........    $ 5,432,899    $         -        3 years
Less: accumulated amortization       (983,341)             -
                                  -----------    -----------
    Intangible Assets, net ...    $ 4,449,558    $         -
                                  ===========    ===========

         Total amortization expense was $983,341, $0 and $0 for the years ended
December 31, 2005, 2004, and 2003, respectively.

         The fair value of the Global Hotline intellectual property acquired was estimated using a discounted cash flow approach, as performed by an independent appraisal expert, based on future economic benefits associated with agreements with significant Japanese telecommunications companies, or through expected continued business activities with significant telecommunications companies.

                                      F-23

         Future amortization of intangibles is expected to be as follows:

         Year ended December 31,
                  2006                     $ 1,810,966
                  2007                       1,810,966
                  2008                         827,626
                                           -----------
                                           $ 4,449,558
                                           ===========

NOTE 10. OTHER ASSETS

         Other assets were $2,391,285 and $200,641 as of December 31, 2005 and
2004, respectively. Such assets as of December 31, 2005 included loans receivable from Timothy World related and bonds related to Global Hotline's leased offices. Other assets as of December 31, 2004 included security deposits and loans receivable held by Rex Tokyo.

         On August 16, 2005, Rex Tokyo entered into a Sale of Shares Agreement with Inter Asset Japan Co Ltd ("IAJ"), a party affiliated with our majority shareholder. Under the agreement, Rex Tokyo sold its 60% interest in Timothy
World to IAJ in exchange for 6,000,000 Yen or approximately $55,000 in cash at closing. In addition, an inter-company loan owed by Timothy World to Rex Tokyo, in the amount of 97,867,000 Yen or approximately $866,000 will be paid in installments starting September 2005 and ending December 2007. To date, the payments have not been made and the asset was sold to Rex Tokyo when, on April
7, 2006, the company announced that it has sold its 60.5% interest in Rex Tokyo
Co Ltd back to Rex Tokyo. The closing occurred on April 4, 2006. The company has no obligation to Rex Tokyo relating to the default by IAJ and Timothy World and has not provided for a reserve on this loan as of December 31, 2005.

NOTE 11. ACCRUED LIABILITIES

         Accrued liabilities were $3,187,565 and $506,699 as of December 31,
2005 and December 31, 2004, respectively. Such liabilities as of December 31,
2005 included (i) accrued audit fees and employee expenses of Rex Tokyo, and
(ii) accrued agent commissions and salary of Global Hotline and (iii) accrued penalties of approximately $ 1,086,000 related to GHI. Such liabilities as of
December 31, 2004 included accrued legal expenses of the company and accrued audit fees and employee expenses of Rex Tokyo.

NOTE 12. LONG TERM DEBT

         Long term debt includes debt from related and unrelated parties as of
December 31, 2005 and 2004, was as follows:

         On January 18, 2005, Rex Tokyo entering into a 100,000,000 Yen loan or approximately $978,761 with Mizuho Bank Co Ltd ("Mizuho"), an unrelated Japanese bank. The was used to expand the Rex Tokyo business.

         The loan requires thirteen quarterly payments of 7,692,000 Yen or approximately $75,286 plus interest starting March 31, 2005, with a final payment of 7,696,000 Yen or approximately $75,325 plus interest due on March 31,
2008. The loan accrues interest at 3.2% and is guaranteed by the CEO of Rex
Tokyo. There are no covenants or security requirements related to the loan. As of December 31, 2005 a total of 76,924,000 Yen, or approximately $661,294 was outstanding under this loan.

         On March 25, 2005, Rex Tokyo received a 100,000,000 Yen or approximately $940,000 working capital loan from Chiba Bank Ltd, an unrelated
Japanese bank. The loan was used to fund Rex Tokyo's growth.

                                      F-24

         The loan requires thirty five monthly payments of 2,800,000 Yen or approximately $26,000 plus interest starting April 25, 2005, with a final payment of 2,000,000 Yen, or approximately $19,000 plus interest, due on March
25, 2008. The loan accrues interest at 2.9% and is guaranteed by the CEO of Rex
Tokyo. There are no covenants or security requirements related to the loan. As of December 31, 2005 a total of 74,800,000 Yen, or approximately $643,034 was outstanding under this loan.

         On June 17, 2005, Rex Tokyo received a 100,000,000 Yen or approximately
$917,900 working capital loan from Chiba Bank Ltd, an unrelated Japanese bank.
The loan will be used to fund Rex Tokyo's growth.

         The loan requires thirty four monthly payments of 2,900,000 Yen or approximately $26,619 plus interest starting July 25, 2005, with a final payment of 1,400,000 Yen or approximately $12,851 plus interest, due on May 25, 2008.
The loan accrues interest at 2.3% and is guaranteed by the Chief Executive
Officer of Rex Tokyo. There are no covenants or security requirements related to the loan. As of December 31, 2005 a total of 82,600,000 Yen, or approximately
$710,088 was outstanding under this loan.

         On August 31, 2005, Rex Tokyo received a 100,000,000 Yen or approximately $899,000 working capital loan from Mizuho, an unrelated Japanese bank. The loan will be used to fund Rex Tokyo's growth.

         The loan requires thirty four monthly payments of 2,750,000 Yen or approximately $25,000 plus interest starting August 31, 2005, with a final payment of 3,750,000 Yen or approximately $34,000 plus interest due on August
31, 2008. The loan accrues interest at 1.6% and is guaranteed by the CEO of Rex
Tokyo Co Ltd. There are no covenants or security requirements related to the loan. As of December 31, 2005 a total of 91,750,000 Yen, or approximately
$788,748 was outstanding under this loan.

         On October 31, 2005, Collaboration, a subsidiary of Rex Tokyo, received a 50,000,000 Yen or approximately $432,000 working capital loan from Gunma Bank
Ltd, an unrelated Japanese bank. The loan will be used to fund Collaboration's growth.

         The loan requires thirty five monthly payments of 1,400,000 Yen or approximately $12,000 plus interest starting November 30, 2005, with a final payment of 1,000,000 Yen or approximately $9,000 plus interest due on October
31, 2008. The loan accrues interest at 2.2% and is guaranteed by the CEO of Rex
Tokyo Co Ltd. and Rex Tokyo. There are no covenants or security requirements related to the loan. As of December 31, 2005 a total of 47,200,000 Yen, or approximately $405,765 was outstanding under this loan.

         On December 27, 2005, Rex Tokyo received a 200,000,000 Yen, or approximately $1,697,000 at current exchange rates, working capital loan from
Mizuho Bank Co. Ltd.

         The loan requires bi-annual payments of 20,000,000 Yen, or approximately $170,000 at current exchange rates, plus interest paid starting
June 26, 2006 with a final payment due December 31, 2010. The loan accrues interest at TIBOR plus .2% and is guaranteed by the CEO of Rex Tokyo Co Ltd.
There are no covenants or security requirements related to the loan. As of
December 31, 2005 a total of 200,000,000 Yen, or approximately $1,697,000 was outstanding under this loan.

         On December 30, 2005, Rex Tokyo received a 200,000,000 Yen, or approximately $1,697,000 at current exchange rates, working capital loan from
UFJ Bank Co. Ltd. The proceeds will be used to retire existing loans.

                                      F-25

         The loan requires bi-annual payments of 20,000,000 Yen, or approximately $170,000 at current exchange rates, plus interest paid starting
June 30, 2006 with a final payment due December 31, 2010. The loan accrues interest at TIBOR plus .1% and is guaranteed by the CEO of Rex Tokyo Co Ltd.
There are no covenants or security requirements related to the loan. As of
December 31, 2005 a total of 200,000,000 Yen, or approximately $1,697,000 was outstanding under this loan.

         Future principal repayments on long term debt as of December 31, 2005 is as follows:

         Year ended December 31,
                  2006                     $ 2,055,372
                  2007                       2,055,372
                  2008                       1,238,459
                  2009                         678,800
                  2010                         574,926
                                           -----------
                                           $ 6,602,929
                                           ===========

NOTE 13. CONVERTIBLE DEBENTURES

         On June 28, 2005, the company announced that it had received commitments totaling $3,750,000 for convertible debentures. The company will use the proceeds from this financing to continue their merger and acquisition strategy, and for general corporate purposes. This financing included a beneficial conversion feature, which increased the stockholders' equity by
$1,250,000. The beneficial conversion will be amortized over the life of the debentures, or until such time that they are converted. During the year ended
December 31, 2005, the company expensed $208,000 of this beneficial conversion recorded as interest expense. The company closed the sale of $3,750,000 of convertible debentures on July 29, 2005 and realized net proceeds of $3,483,000.

         Convertible debentures .......................    $ 3,750,000
         Beneficial conversion ........................     (1,250,000)
                                                           -----------
                                                             2,500,000
         Amortization of beneficial conversion ........        208,333
                                                           -----------
                                                           $ 2,708,333
                                                           ===========

         The company received subscription agreements from thirty four private
Japanese investors. The terms of the convertible notes provide for a conversion price of $.30 per share, or 12,500,018 shares, until June 28, 2008, with an automatic conversion on June 28, 2008 at a 25% discount based on the trailing five day price prior to June 28, 2008. The coupon rate is 7.5% per annum payable in cash at the earlier of the conversion date or June 28, 2008. The company has filed a registration statement covering the shares issuable upon conversion. JPB
(Switzerland) A.G., a party affiliated with our majority shareholder, advised the company on the transaction and was paid a $267,000 fee upon funding.

NOTE 14. RETIREMENT BENEFITS

         Retirement benefits were $36,767 and $39,932 as of December 31, 2005 and 2004, respectively. This liability relates to a Rex Tokyo defined contribution retirement plan for its full time employees. Benefits accrue after three years of service and are based on the annual salary times a table rate.
Payments begin at retirement except for resignations, where the net vested amount is paid within thirty days. Rex Tokyo expensed $6,645 and $16,622 during the years ended December 31, 2005 and 2004, respectively.

                                      F-26

NOTE 15. RELATED PARTY RELATIONSHIPS WITH INTER ASSET JAPAN AND CERTAIN
         RELATIONSHIPS

         As of December 31, 2005, IAJ LBO Fund, PBAA, Terra Firma, IAJ, and
Hiroki Isobe collectively hold approximately 75.0% of the company's common stock. Such entities stated in a Schedule 13D that they may be deemed to constitute a "group" for the purposes of Rule 13d-3 under the Securities
Exchange Act of 1934, as amended ("Exchange Act"). Mr. Hiroki Isobe controls each of our Controlling Stockholders.

         The following table provides details on the affiliated parties owned or controlled by each of the company's controlling stockholders and certain other entities, as of December 31, 2005, that are relevant for purposes of understanding the related party transactions that have taken place:

Inter Asset Japan LBO No. 1 Fund owns:

                                  IA Global, Inc.......................29.0%

PBAA Fund Ltd. owns:

                                  IA Global, Inc.......................26.2%

Terra Firma Fund Ltd. owns:

                                  IA Global, Inc.......................12.0%

Inter Asset Japan Co., Ltd. owns:

                                  IA Global, Inc........................3.7%

IA Global, Inc. owns:

                                  Rex Tokyo Co. Ltd....................60.5%

                                  Global Hotline, Inc.................100.0% (2)

                                  IA Global Acquisition Co..............0.0% (1)

Mr. Hiroki Isobe owns:

                                  IA Global, Inc........................4.1%

Rex Tokyo Co Ltd.                 Colloboration Co Ltd................100.0% (3)

                                  Double R, Inc. .....................100.0% (4)

Global Hotline, Inc.              Inforidge Co Ltd....................100.0%

                                  IA Partners Co Ltd..................100.0%

(1) Sold to Innovative Computing Group, Inc. on July 1, 2005. Increased to 100%
    on June 27, 2005.

(2) Acquired June 15, 2005.

(3) Formed March 25, 2005.

(4) Formed June 17, 2005.

                                      F-27

$1,500,000 CONVERTIBLE NOTE

         On March 21, 2004, PBAA, an affiliate of the company's majority shareholder, invested an additional $1.5 million into the company in a private placement transaction. Under the financing terms, the company issued a $1.5 million convertible note, convertible into 5 million shares of our common stock by July 31, 2004, representing a conversion price per share of $0.30, which was the fair-market value of the trailing five-day average closing price of our common stock prior to March 5, 2004, the date PBAA committed to make the investment. The conversion price was at market value and an allocation was not required for a beneficial conversion feature under EITF 98-5 or EITF 00-27.

         On June 18, 2004, the company announced that it had reached agreement with PBAA to convert the $1,500,000 note, plus accrued interest of approximately
$20,000, into 5,065,037 shares of its common stock in accordance with the terms of the note.

$1,130,000 FINANCING

         On November 10, 2004, the company announced that PBAA, IAJ and Mr.
Isobe have collectively invested an additional $1,130,000 into the company in a private placement transaction. The company will use the proceeds from this financing to accelerate the development of the Rex Tokyo business and for general corporate purposes. This financing will also increase stockholders'
equity which is required in order for the company to maintain its AMEX listing.

         Under the financing terms, 4,448,820 shares of common stock were issued at a price per share of $0.254, which was the fair-market value of the trailing five-day average closing price prior to November 8, 2004, the date the investors committed to make the investment.

KYO NAGAE RELATIONSHIP WITH IAJ

         In January, 2006 Mr. Kyo Nagae, Chief Financial Officer of Global
Hotline, became President of IAJ and IAJ LBO Fund.

REX TOKYO DISTRIBUTION AGREEMENT WITH HIROYUKI EJIMA

         During approximately 1998, Rex Tokyo agreed to pay monthly 5,000,000
Yen or Approximately $45,450 at current exchange rates to a majority- owned company of the CEO of Rex Tokyo for assigning the distribution rights for certain lock products for Tokyo, Japan to Rex Tokyo. This distribution agreement assignment is ongoing and resulted in 2005 sales of approximately $2,950,000 at current exchange rates.

NOTE 16. EQUITY TRANSACTIONS

         During the year ended December 31, 2005, the following stockholder equity events occurred:

         On May 12, 2005, the company acquired 350,000 shares of IA Global common stock valued at $.16 per share when it closed the divestiture of Fan Club to TK Partners, formerly Cyber Holdings Co Ltd.

         At the 2005 Annual Meeting of Stockholder held on June 3, 2005, the proposal to amend our certificate of incorporation to increase the number of authorized shares from 150,000,000 to 200,000,000, was approved.

         On June 15, 2005, the company closed the acquisition of Global Hotline, a privately held Japanese company. The transaction was structured as a share exchange in which the company issued 15,000,000 shares of its common stock in exchange for 100% of Global Hotline's equity. The common stock of the company issued had a value of $.207 per share, which was the average close price during the twenty days prior to the signing of the April 20, 2005 Share Exchange
Agreement, or an aggregate value of $3,097,500.

                                      F-28

         On June 28, 2005, the company announced that it had received commitments totaling $3,750,000 for convertible debentures. The company will use the proceeds from this financing to continue our merger and acquisition strategy, and for general corporate purposes. This financing included a beneficial conversion feature, which increased our stockholders' equity by
$1,250,000. The beneficial conversion will be amortized over the life of the debentures, or until such time that they are converted. During the year ended
December 31, 2005, the company expensed $208,000 of this beneficial conversion recorded as interest expense. The company closed the sale of $3,750,000 of convertible debentures on July 29, 2005 and realized net proceeds of $3,483,000.

         On June 28, 2005, the company signed a subscription agreement with Mr.
Honda, a Japanese investor. The company sold 350,000 shares of restricted common stock at $.17 per share. The $59,500 was received on July 25, 2005.

         On August 11, 2005, the company filed a registration statement covering
12,500,018 shares issuable upon conversion of the $3,750,000 convertible debentures as required in the subscription agreement.

         On August 18, 2005, the company filed an amended registration statement covering 16,638,772 shares of our common stock related to the Rex Tokyo and
Global Hotline acquisitions and certain private placements.

         On September 23, 2005, the company issued 25,000 shares of our common stock to AIM Capital Corporation for investor relations services.

         During the year ended December 31, 2004, the following stockholder equity events occurred:

         On March 18, 2004, the company purchased 150 Rex Tokyo Co Ltd shares from Mr. Ejima, the CEO of Rex Tokyo, as part of the acquisition of Rex Tokyo, for 462,000 shares of IA Global common stock issued at $.30 per share, which is the average closing price for the five days prior to closing.

         On June 17, 2004, a former officer and director of the company exercised options totaling 500,000 shares for $40,000. PBAA, a related party, acquired 400,000 common shares from this former officer and director for $32,000 on December 31, 2004 in a private transaction.

         On June 18, 2004, the company announced that it reached agreement with
PBAA to convert the $1,500,000 Note, plus accrued interest of approximately
$20,000, into 5,065,037 shares of the company's common stock in accordance with the terms of the Note.

         The company's stockholders approved an amendment to the company's certificate of incorporation to increase the number of shares of common stock which shall be authorized to issue from 75,000,000 to 150,000,000 at the company's May 14, 2004 annual meeting of its stockholders.

         On July 8, 2004, the company issued 30,000 shares to Martin Stein for legal services. The shares were valued at the fair market price of $.45 per share or $13,500.

         On November 10, 2004, the company announced that PBAA, Inter Asset
Japan and Mr. Isobe have collectively invested an additional $1,130,000 into the company in a private placement. PBAA and Inter Asset Japan are existing shareholders of the company and, together with their affiliates, are the majority shareholders in the company. Mr. Isobe is affiliated with each of PBAA and Inter Asset Japan and is a business partner with Alan Margerison, the company's CEO. The company will use the proceeds from this financing to accelerate the development of the Rex Tokyo business and for general corporate purposes. This financing will also increase the company's stockholders' equity which is required in order for the company to maintain its AMEX listing.

                                      F-29

         Under the financing terms, the company agreed to issue 4,448,820 shares of its common stock at a price per share of $0.254, which was the fair-market value of the trailing five-day average closing price of the company's common stock ending November 8, 2004, the date the investors committed to make the investment.

         During the year ended December 31, 2003, the following stockholder equity events occurred:

         On June 30, 2003, the company agreed to sell to PBAA Fund Ltd ("PBAA"), an affiliate of our major shareholder, 13,333,333 shares of our common stock at an average price of $0.15 per share, for a total of $2.0 million, representing an approximate 25% discount to the trailing five-day average closing price of our common stock ending June 15, 2003, the date PBAA made its investment commitment. The company recorded a deemed dividend of $693,333 in connection with this transaction.

         On June 30, 2003, Inter Asset Japan LBO Fund, an affiliate of our major shareholder, converted the principal amount of a convertible promissory note, as well as approximately $95,000 of accrued interest thereon, into 1,158 shares of our Series B convertible preferred stock. The 1,158 shares of Series B
Convertible Preferred Stock is convertible into 11,580,000 shares of common stock.

         In August 2003, the company issued 350,000 shares of our common stock at $.472 per share in conjunction with the acquisition of Fan Club Entertainment
Co. Ltd. which is the average closing price for the five days prior to closing of the acquisition of Fan Club. In the year ended December 31, 2005, the company sold their operations in Fan Club.

         On November 11, 2003, the company agreed to sell to Inter Asset Japan
Co Ltd, an affiliate of our major shareholder, 1,666,666 shares of our common stock at an average price of $0.30 per share, for a total of $500,000, representing an approximate 17% discount to the trailing five-day average closing price of our common stock ending November 6, 2003, the date IAJ made its investment commitment. The company recorded a deemed dividend of $106,667 in connection with this transaction.

         On December 2, 2003, the company reached agreement with PBAA to convert approximately $834,000 in outstanding convertible debt plus interest of approximately $33,000 into our common stock. PBAA, an affiliate of our majority shareholder, plans to convert the remainder of its outstanding debt under a revised agreement from its original contract dated January 31, 2003.

         Under the conversion terms, we issued 3,163,436 shares of common stock to PBAA at a conversion rate of $0.30, representing an approximate 15% discount to the trailing twenty day average closing price of the our common stock ending
November 21, 2003, the date PBAA made its investment commitment. The company recorded a deemed dividend of $177,152 in connection with this transaction and a foreign exchange adjustment of approximately $85,000.

         On December 29, 2003, the company agreed to sell to PBAA, an affiliate of our majority shareholder, 1,333,333 shares of our common stock at an average price of $0.30 per share, for a total of $400,000, representing no discount to the trailing five-day average closing price of the company's common stock ending
December 29, 2003, the date PBAA made its investment commitment. The funds were received January 16, 2004.

         On December 31, 2003, the company issued 250,000 shares of common stock for settlement of accounts payable at a price of $.32 per share.

                                      F-30

NOTE 17. STOCK OPTION PLANS

         The company has two incentive stock option plans, the 1999 and 2000
Stock Plans, which are authorized to issue up to 12,000,000 shares of common stock under both plans.

         On February 7, 2005, the company granted 30,000 stock options in total at an exercise price of $.29 per share to employees of Rex Tokyo. These options vest quarterly over three years and expire on February 7, 2015.

         On June 23, 2005, the company granted 1,500,000 of stock options at an exercise price of $.20 per share for the management and employees of Global
Hotline. The stock options vest quarterly over three years and expire in June
23, 2015.

         On August 3, 2005, the company granted 400,000 of stock options at an exercise price of $.26 per share on August 1, 2005 to Mark Scott, Raymond
Christinson, Jun Kumamoto and Eric La Cara, directors of the company. Each of the above directors received options for 100,000 shares. The stock options vest quarterly over three years and expire on August 1, 2015.

         On August 3, 2005, Mr. Margerison terminated his employment agreement dated February 3, 2003 and forfeited 1,000,000 stock options of the 2,000,000 stock options granted on June 15, 2003 at $.20 per share.

         During the year ended December 31, 2004, the company granted options for the purchase of 4,600,000 shares of common stock at an average exercise price of $.29 per share. These options were granted to employees and officers of the company. These options vest over three years, with options vesting quarterly and annually.

         During the year ended December 31, 2003, the company granted options for the purchase of 6,475,000 shares of common stock at an average exercise price of $.17 per share. These options were granted to employees and officers of the company. Of these options, 4,975,000 vest annually over three years, and
1,500,000 vested immediately upon issuance.

         The company accounts for its stock option plan under APB Opinion No.
25, "Accounting for Stock Issued to Employees", under which no compensation expense is recognized. The company adopted SFAS No. 123, "Accounting for
Stock-Based Compensation", for disclosure purposes; accordingly, no compensation expense is recognized in the results of operations for options granted at fair market value as required by APB Opinion No. 25.

                                      F-31

         Stock option activity for the year ended December 31, 2005, 2004 and
2003 is summarized as follows:

Employee Stock Option Plan:
                                                         Weighted Average
                                              Shares      Exercise Price
                                            ----------   ----------------
         Outstanding at December 31, 2002            -        $    -
            Granted .....................    6,475,000           .17
            Exercised ...................            -             -
            Expired or cancelled ........            -             -
                                            ----------        ------
         Outstanding at December 31, 2003    6,475,000           .17
            Granted .....................    4,600,000           .29
            Exercised ...................     (500,000)         (.08)
            Expired or cancelled ........   (2,875,000)          .21
                                            ----------        ------
         Outstanding at December 31, 2004    7,700,000           .23
            Granted .....................    1,930,000           .21
            Exercised ...................            -             -
            Expired or cancelled ........   (2,030,000)         (.26)
                                            ----------        ------
         Outstanding at December 31, 2005    7,600,000        $  .22
                                            ==========        ======

Non - Employee Stock Option Plan:
                                                         Weighted Average
                                              Shares      Exercise Price
                                            ----------   ----------------
         Outstanding at December 31, 2002    2,550,000        $ 5.70
            Granted .....................            -             -
            Exercised ...................            -             -
            Expired or cancelled ........            -             -
                                            ----------        ------
         Outstanding at December 31, 2003    2,550,000          5.70
            Granted .....................            -             -
            Exercised ...................            -             -
            Expired or cancelled ........     (728,500)        (6.63)
                                            ----------        ------
         Outstanding at December 31, 2004    1,821,500          5.33
            Granted .....................            -             -
            Exercised ...................            -             -
            Expired or cancelled ........   (1,821,500)        (5.33)
                                            ----------        ------
         Outstanding at December 31, 2005            -        $    -
                                            ==========        ======

         The following table summarizes information about stock options outstanding and exercisable at December 31, 2005:

                                   Weighted-
                                    Average    Weighted                 Weighted
                                   Remaining    Average                  Average
                        Number       Life in   Exercise     Number      Exercise
                     Outstanding     Years       Price    Exercisable     Price
                     -----------   ---------   --------   -----------   --------
Range of
exercise prices:
$0.08 to $0.34 ...    7,600,000       8.32       $.22      3,439,159      $.19

                                      F-32

         As discussed in Note 2, for disclosure purposes in accordance with SFAS
No. 123, the fair value of each stock option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions outlined in Note 2. Weighted average fair value of options granted during the years ended December 31, 2005, 2004 and 2003 were
$0.21, $0.29 and $0.17, respectively.

         If the company recognized compensation cost for the vested portion of the employee stock option plan in accordance with SFAS No. 123, the company's pro-forma net loss and loss per share for the years ended December 31, 2005,
2004 and 2003, would have been approximately, ($2,424,390) and ($.03),
($1,664,975) and ($.02), and ($3,351,971) and $(.06), respectively.

         The non-employee stock options outstanding were fully vested as of
December 31, 2002. The compensation expense attributed to these issuances of these stock options had been amortized over twenty four months, the term of service arrangement. These stock options are exercisable for five years from the grant date. All non-employee stock options issued expired and were cancelled as of December 31, 2005.

NOTE 18. THIRD PARTY LICENSES AND AGREEMENTS

         Global Hotline had two contracts with a significant Japanese telecommunications company. The first contract covered the period October 1,
2004 thru September 30, 2005 and required Global Hotline to sell subscriber lines based on agreed monthly targets. If the targets are achieved, Global
Hotline expects to be paid 841,000,000 Yen or approximately $7,300,000 under this contract.

         Under the first contract, Global Hotline was liable to the significant
Japanese telecommunications company for shortfalls to sell the contracted amounts of subscriber lines. In order to protect against these penalties, Global entered into a contract with 3S Networks on November 1, 2004 to outsource the call center operation. The agreement with 3S Networks had a one year term and defines a contracted amount of lines that must be sold by 3S Networks. In the event that 3S Networks did not achieve contracted target sales quotas, the contract provides for penalties to be paid by 3S Network to Global Hotline. As of September 30, 2005, Global Hotline did not achieve the required target of lines to be sold under the first contract, and paid approximately $ 1,425,000 in penalties December 2005. Concurrently, Global Hotline's agent 3S Networks did not achieve their required sales quota, and accordingly Global Hotline recorded approximately $1,699,000 in penalties in accounts receivable from 3S Networks as of September 30, 2005. Global Hotline recovered approximately $834,000 of the 3S penalty and expects to recover the remaining accounts receivable in the first quarter of 2006.

         The 3S Network contract can be cancelled under certain conditions and
Global Hotline can extend the contract. In addition to the 3S Network contract,
Global Hotline entered into a contract with Cubic Co Ltd on April 15, 2005 to outsource call center operations for the first contract.

         The second contract covers the period March 16, 2005 through March 31,
2006 and requires Global Hotline to sell subscriber lines based on agreed monthly targets. If the targets are achieved, Global Hotline expects to be paid
2,925,000,000 Yen or approximately $25,400,000, under this contract. If the targets are not achieved on a quarterly basis, then Global Hotline will be required to refund a portion of the revenue to the customer. Global Hotline operates two call center operations and utilizes seven agents to support the second contract.

         The contracts may be cancelled if Global Hotline commits a material breach as defined in the contracts. Absent a material breach by Global Hotline, the contracts may be extended.

                                      F-33

         On December 13, 2005, Global Hotline entered into an amendment to the
Special Business Outsourcing Contract, dated as of September 6, 2004, between
Global Hotline and the significant telecommunications company for the second contract.

         The amendment, among other things, modified (i) the total payments under the contract from 2,925,000,000 Yen or approximately $25,400,000 at current exchange rates to 2,331,000,000 Yen or approximately $20,300,000 at current exchange rates and (ii) the targets of subscriber lines from quarterly targets to one target at the end of the contract. As a result of this amendment,
Global Hotline recognized $2,980,000 of deferred revenue in the fourth quarter of 2005. As of December 31, 2005, Global Hotline did not achieve the required target of lines to be sold under the second contract and accrued $1,087,000 in penalties in December 2005.

         On December 22, 2005, IA Partners Co Ltd ("IA Partners"), a wholly owned subsidiary of Global Hotline entered into an agreement (the "Partner
Contract") with Internet Service Partners, a Japanese company. Pursuant to this agreement, IA Partners will sell various internet and broadband products on behalf of Internet Service Partners, with sales commissions payable from 30-120 days. The Partner Contract expires on December 22, 2006, and is automatically renewable for an additional year unless it is terminated by either party upon sixty days notice before the expiration date. The Partner Contract maybe cancelled under certain conditions.

NOTE 19. COMMITMENTS, CONTINGENCIES AND LEGAL PROCEEDINGS

         On November 5, 2004, the company received notice from the American
Arbitration Association in New York City that Mr. Badner, a former majority shareholder, commenced an arbitration proceeding against the company, IAJ, and certain officers of the company and IAJ relating to the September 25, 2002
Agreement and Assignment between the company, Mr. Badner and IAJ. Mr. Badner alleges (i) unrestricted shares of the company's stock to which he was entitled under the agreement were not delivered as per the terms of the agreement, (ii)
unspecified commitments to engage in future business ventures with Mr. Badner were not made, and (iii) damages resulting from intentional misrepresentation.
On January 7, 2005, we received notice that Mr. Badner had amended his arbitration claim. Mr. Badner is seeking damages of $2.5 million plus interest related to the breach of the Agreement and Assignment, $100,000 for damages suffered related to fraud and misrepresentations and costs and punitive and exemplary damages in an amount to be determined.

         On February 4, 2005, the company filed an answer and counterclaim against Mr. Badner in response to Mr. Badner's amended arbitration claim.
Arbitration was held in December 2005 and January 2006. The company does not expect a decision until the second quarter of 2006. Mr. Badner has also filed a lawsuit in the Supreme Court of the State of New York, New York County against one of the company's officers alleging defamation. The officer has filed a motion to dismiss the case for lack of proper service and personal jurisdiction and for failure to state a claim. Mr. Badner has cross moved for discovery and for leave to amend his complaint. A hearing was held in February 2006 on the motions and the case was dismissed April 10, 2006 for lack of proper service and a dismissal of the cross motion for lack of verification and the dismissal denies further discovery.

         In November, 2005, the company was sued in the Ninth Judicial District
Court of Nevada, Douglas County, by Flashpoint Ventures, LLC ("Flashpoint")and,
subsequently, by Activated Matrix Partners, LLC ("AMP") in a cross-complaint relating to the acquisition by AMP of Activated Content Corporation ("ACC") from
IAJ, one of our stockholders. Flashpoint claims to have provided acquisition financing to AMP and AMP is alleged to have defaulted on its loan to Flashpoint.
The Flashpoint suit claims fraud, unjust enrichment and breach of covenants related to the financing provided to AMP. The AMP cross-compliant claims

                                      F-34

intentional misrepresentation, breach of contract, and requests contractual indemnification. The Flashpoint claims in Nevada were voluntarily dismissed without prejudice in February 2006 and the company has been notified that the
AMP cross complaint will be voluntarily dismissed without prejudice. The company believes the Flashpoint and AMP claims will be re-filed in Washington State
Court. The company believes there is no basis for it having been sued by
Flashpoint and AMP and the company will vigorously defend against these claims if they are re-filed.

         The company has not provided for a provision in these litigation matters. The company believes there are no other pending legal proceedings that if adversely determined would have a material adverse effect on our business or financial condition.

         During 1998, prior to the acquisition of Rex Tokyo by the company, Rex
Tokyo agreed to pay monthly 5,000,000 Yen or approximately $45,450 at current exchange rates to a majority- owned company of the CEO of Rex Tokyo for assigning the distribution rights for certain lock products for Tokyo, Japan to
Rex Tokyo. This distribution agreement assignment is ongoing and resulted in
2005 sales of approximately $2,950,000 at current exchange rates. On April 4,
2006, we sold our 60.5% interest in Rex Tokyo back to Rex Tokyo.

         On January 12, 2004, the company entered into an employment agreement with Mark Scott to serve as Chief Financial Officer, initially for a term of two years at an annual salary of $150,000. Mr. Scott and the company have entered into amendments to this original employment agreement on November 19, 2004, May
16, 2005, August 3, 2005, October 12, 2005 and February 14, 2006. Under his
employment agreement, as amended to date, Mr. Scott serves as President and
Chief Financial Officer for a three year term commencing October 12, 2005. Mr.
Scott receives an annual salary of $183,000, and is eligible to receive other compensation, including options, bonuses and benefits, at the discretion of the
Company's compensation committee. Mr. Scott's 2006 bonus program provides for up to $50,000 in bonuses based on the achievement of certain specified targets. Mr.
Scott's employment agreement requires him to provide nine months notice prior to terminating his employment and provides Mr. Scott with nine months severance in the event that Mr. Scott is terminated by the company without cause. Mr. Scott's employment agreement contains provisions for confidentiality for the term of the agreement and thereafter. Mr. Scott works full time for the Company.

         The company is obligated under various non-cancelable operating leases for Their various facilities and certain equipment. Certain facilities have cancellation options of 1-6 months notice.

         The aggregate future minimum lease payments, to the extent the leases have early cancellation options and excluding escalation charges, are as follows:

         Year ended December 31,
                  2006                     $   624,257
                  2007                          11,139
                  2008                          11,140
                  2009                          11,139
                  2010                          11,140
                  Thereafter                         0
                                           -----------
                                           $   668,815
                                           ===========

         Rent expense, for the years ended December 31, 2005, 2004 and 2003 was
$838,405 $273,271 and $82,428, respectively.

                                      F-35

NOTE 20. INDUSTRY SEGMENT AND GEOGRAPHIC INFORMATION

         The company operates primarily as a holding company and is organized by subsidiary. Each subsidiary reports to the President who has been designated as the Chief Operating Decision Maker ("CODM") as defined by SFAS 131 "Disclosures
About Segments of an Enterprise and Related Information". The CODM allocates resources to each of the companies using information regarding revenues, operating income (loss) and total assets.

         The following subsidiaries are the only reportable segments under the criteria of SFAS 131 (i) IA Global, Inc., the parent company, which operates as a holding company, (ii) Rex Tokyo, a supplier and installer of parts to the
Pachinko and slot machine gaming industry, which on April 4, 2006, the company sold its interest to Rex Tokyo (iii) Global Hotline, a call center operator and reseller of telephone and broadband lines in Japan (iv) Fan Club, which on May
12, 2005, the company announced the sale to TK Partners, formerly Cyber Holdings
Co Ltd and (v) IA Global Acquisition Co, which on July 15, 2005, with an effective date of July 1, 2005, the company announced the closing of the divestiture of its wholly owned subsidiary and its remaining holdings related to
QuikCAT to Ominira, that is affiliated with Innovative Computing Group, Inc., the founder of QuikCAT. In accordance with SFAS 144, the company accounted for the losses of Fan Club and IA Global Acquisition Co for the year ended December
31, 2005 as discontinued operations in its consolidated statement of operations.
In accordance with SFAS 144, the company did not account for the year ended
December 31, 2005 loss for Timothy World loss as discontinued operations in its consolidated statement of operations. The company fully consolidated the results of operations of the majority owned IA Global Acquisition Co. in the
Consolidated Statements of Operations for the period June 10, 2004 to December
31, 2004 because the subsidiary incurred losses for this period and the company does not expect to recover these losses from the minority owner. In accordance with SFAS 144, the company accounted for the 2004 loss of $500,600 from Fan Club and IA Global Acquisition Co as discontinued operations in its consolidated statement of operations.

         The following table presents revenues, operating income (loss) and total assets by company for the year ended December 31, 2005 and 2004:

(dollars in thousands)

                                                              Global
                              IA Global,      Rex Tokyo      Hotline                    Discontinued
Company                          Inc.          Co Ltd         Co Ltd         Total       Operations       Total
-------------------------     ----------      ---------      --------      --------     ------------    --------

Year Ended
  December 31, 2005
  Revenue ...............      $      -       $ 29,335       $ 15,744      $ 45,079       $      -      $ 45,079

  Operating income (loss)        (1,642)        (1,552)         2,122        (1,072)             -        (1,072)

  Total assets ..........         4,291         12,607         11,734        28,632              -        28,632

  December 31, 2004
  Revenue ...............      $      -       $ 27,987       $      -      $ 27,987       $      -      $ 27,987

  Operating income (loss)        (1,097)           413              -          (684)             -          (684)

  Total assets ..........           590         12,431              -        13,021          2,192        15,213

                                      F-36

(dollars in thousands)

                                                                         Discontinued
Geographic Region                U.S.          Japan          Total       Operations       Total
-------------------------      --------       --------      --------      ----------     --------

Year Ended
  December 31, 2005
  Revenue ...............      $      -       $ 45,079      $ 45,079       $      -      $ 45,079

  Operating income (loss)        (1,642)           570        (1,072)             -        (1,072)

  Total assets ..........         4,291         24,341        28,632              -        28,632

  December 31, 2004
  Revenue ...............      $      -       $ 27,987      $ 27,987       $      -      $ 27,987

  Operating income (loss)        (1,097)           413          (684)             -          (684)

  Total assets ..........           590         12,431        13,021          2,192        15,213

         The following reconciles operating loss to net loss:

(dollars in thousands)
                                                               Year Ended
                                                              December 31,
                                                         ----------------------
                                                           2005           2004
                                                         ----------------------

Operating loss ...................................       $(1,072)       $  (684)

Other income (expense) ...........................           (84)           231
                                                         -------        -------

Loss from continuing operations
  before minority interests and income taxes .....        (1,156)          (453)

Minority interests ...............................          (667)            95
                                                         -------        -------

Loss from continuing operations
  before income taxes ............................          (489)          (548)

Income tax provision .............................         1,031            394
                                                         -------        -------

Net loss from continuing operations ..............        (1,520)          (942)

Loss from discontinued operations ................          (551)          (501)
                                                         -------        -------

Net loss .........................................       $(2,071)       $(1,443)
                                                         =======        =======

                                      F-37

NOTE 21. SELECTED QUARTERELY FINANCIAL DATA (Unaudited)

         The following table sets forth certain unaudited quarterly financial information:

                                    Summarized Quarterly Financial Data (Unaudited)

                                                                     Quarter Ended, (in Thousands)
                                                  --------------------------------------------------------------------
                                                  March 31        June 30     September 30    December 31      Total
                                                  --------       --------     ------------    -----------     --------

Year ended December 31, 2005
----------------------------
Revenue ....................................      $  5,825       $  8,585       $ 16,815       $ 13,854       $ 45,079
Gross profit ...............................         1,302          1,005          6,896          5,355         14,558
Net (loss) profit from continuing operations          (298)          (824)           671         (1,069)        (1,520)
(Loss) profit  from discontinued operations           (246)           (67)            63           (301)          (551)
Net profit (loss) ..........................          (544)          (891)           734         (1,370)        (2,071)

Basic net (loss) profit per share from
 continuing operations .....................      $  (0.01)      $  (0.01)      $   0.01       $  (0.01)      $  (0.02)
Basic net (loss) profit per share from
 discontinued operations ...................             -              -              -              -              -
                                                  --------       --------       --------       --------       --------
                                                  $  (0.01)      $  (0.01)      $   0.01       $  (0.01)      $  (0.02)
                                                  ========       ========       ========       ========       ========

Diluted net (loss) profit per share from
 continuing operations .....................      $  (0.01)      $  (0.01)      $   0.01       $  (0.01)      $  (0.02)
Diluted net (loss) profit per share from
 discontinued operations ...................             -              -              -              -              -
                                                  --------       --------       --------       --------       --------
                                                  $  (0.01)      $  (0.01)      $   0.01       $  (0.01)      $  (0.02)
                                                  ========       ========       ========       ========       ========

Year ended December 31, 2004
----------------------------
Revenue ....................................      $  1,101       $  8,537       $  7,490       $ 10,859       $ 27,987
Gross profit ...............................           385          1,379          1,219          1,776          4,759
Net loss from continuing operations ........          (474)          (240)           (89)          (139)          (942)
Profit (loss) from discontinued operations .             5            (55)          (196)          (255)          (501)
Net loss ...................................          (469)          (295)          (285)          (394)        (1,443)

Basic net (loss) profit per share from
 continuing operations .....................      $  (0.01)      $      -       $      -       $      -       $  (0.01)
Basic net (loss) profit per share from
 discontinued operations ...................             -              -              -          (0.01)         (0.01)
                                                  --------       --------       --------       --------       --------
                                                  $  (0.01)      $      -       $      -       $  (0.01)      $  (0.02)
                                                  ========       ========       ========       ========       ========

Diluted net (loss) profit per share from
 continuing operations .....................      $  (0.01)      $      -       $      -       $      -       $  (0.01)
Diluted net (loss) profit per share from
 discontinued operations ...................             -              -              -          (0.01)         (0.01)
                                                  --------       --------       --------       --------       --------
                                                  $  (0.01)      $      -       $      -       $  (0.01)      $  (0.02)
                                                  ========       ========       ========       ========       ========

                                      F-38

NOTE 22. SUBSEQUENT EVENTS

         On January 30, 2006, Inter Asset Japan LBO No 1 Fund ("IAJ LBO 1")
provided a Notice of Conversion of Series B Convertible Stock. In this notice,
IAJ LBO 1 requested the conversion of 1,158 shares of Series B Convertible
Preferred Stock into 11,580,000 shares of our common stock.

         In February 16, 2006, Rex Tokyo was notified by a leasing company that a lease guaranteed by Rex Tokyo was in default for approximately $136,000, net of equipment recovery. This loss is expected to be recorded in the first quarter of 2006.

         On March 10, 2006, Mr. Anan, President and Chief Executive Officer of
Global Hotline, agreed to repay a note receivable of 29,679,135 Yen or approximately $252,800, by transferring 839,332 shares of IA Global stock to the company. The stock was valued at $.30 per share, the closing price of the stock on March 9, 2006.

         On March 29, 2006, Rex Tokyo received a 300,000,000 Yen, or approximately $2,567,000 at current exchange rates, working capital loan from
The Bank of Tokyo-Mitsubishi UFJ, Ltd.

         The loan requires monthly payments of 5,000,000 Yen, or approximately
$43,000 at current exchange rates, plus interest paid starting April 30, 2006 with a final payment due March 29, 2011. The loan accrues interest at TIBOR plus
..75% for three months and is fixed at 2.3% thereafter and is guaranteed by the
CEO of Rex Tokyo Co Ltd. There are no covenants or security requirements related to the loan.

         On April 7, 2006, the company announced that it has sold its 60.5%
interest in Rex Tokyo Co back to Rex Tokyo. The closing occurred on April 4,
2006. The total purchase price was approximately $1,273,000 at current exchange rates. The company received approximately $193,000 on April 4, 2006, reducing its common ownership interest to 48.4% and will receive approximately $780,000 on April 30, 2006, for its remaining common ownership interest. Finally, the company will receive $300,000 on May 31, 2006 as repayment for its preferred shares and reimbursement of certain expenses incurred by the company on Rex
Tokyo's behalf. The remaining payments are guaranteed by Hiroyuki Ejima, the CEO of Rex Tokyo.

         In December, 2005, Global Hotline loaned 360,000,000 Yen to GMB
International, Inc. ("GMB"), a party affiliated with our majority shareholder.
This increased the total amounts due from GMB to 400,000,000 Yen. GMB repaid
200,000,000 Yen on January 13, 2006 and the balance was scheduled for payment by
January 31, 2006, but was not paid by that date. The advance was unsecured.

         On April 7, 2006, GMB repaid 80,000,000 Yen, reducing the balance to
120,000,000 Yen, plus interest. On April 11, 2006, the parties entered into
Amendment 3 to the Senior Secured Promissory Note. This Amendment provides for the payment of the balance of the loan, equal to 120,000,000 Yen or approximately $1,017,000 at current exchange rates, plus interest, on April 30,
2006.

                                      F-39

Annex B

IA Global, Inc.’s Quarterly Report on Form 10-Q

for the quarter ended September 30, 2006

                                     IA GLOBAL, INC. AND SUBSIDIARIES
                                       CONSOLIDATED BALANCE SHEETS

                                                                          September 30,     December 31,
                                                                              2006              2005
                                                                          ------------      ------------
                                                                           (unaudited)        (audited)

ASSETS

CURRENT ASSETS:
  Cash and cash equivalents .........................................     $  5,263,423      $  4,460,986
  Accounts receivable, net of allowance for doubtful accounts of $ 0         4,547,414           610,220
  Prepaid expenses ..................................................          497,320           430,334
  Notes receivable ..................................................          759,070         4,129,408
  Other current assets ..............................................          243,866           189,783
  Deferred tax asset ................................................          113,283                 -
  Assets from discontinued operations ...............................                -        12,606,044
                                                                          ------------      ------------
    Total current assets ............................................       11,424,376        22,426,775

EQUIPMENT, NET ......................................................          466,360           521,964

OTHER ASSETS
  Intangible assets, net ............................................        2,715,242         4,449,558
  Other assets ......................................................        1,036,947           735,859
                                                                          ------------      ------------

                                                                          $ 15,642,925      $ 28,134,156
                                                                          ============      ============

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
  Accounts payable - trade ..........................................     $     82,845      $    496,448
  Accrued liabilities ...............................................        5,811,950         2,274,646
  Consumption taxes received ........................................           75,028           294,947
  Income taxes payable- foreign .....................................                -           825,000
  Note payable - current portion of long term debt ..................        4,646,143                 -
  Deferred revenue ..................................................          195,836         3,589,532
  Liabilities of discontinued operations ............................                -        11,929,115
                                                                          ------------      ------------
    Total current liabilities .......................................       10,811,802        19,409,688
                                                                          ------------      ------------

LONG TERM  LIABILITIES:
  Long term debt ....................................................          217,506                 -
  Convertible debentures ............................................        3,020,833         2,708,333
                                                                          ------------      ------------
                                                                             3,238,339         2,708,333
                                                                          ------------      ------------

STOCKHOLDER'S EQUITY:
  Series B Preferred stock, $.01 par value, 5,000 shares authorized
    0 and 1,158 issued and outstanding (liquidation value $1,158,000)                -                12
  Common stock, $.01 par value, 200,000,000 shares authorized,
    109,165,157 and 97,425,181 issued and outstanding, respectively .        1,091,651           974,251
  Additional paid in capital ........................................       32,798,541        32,992,589
  Accumulated deficit ...............................................      (31,647,552)      (27,662,170)
  Treasury stock ....................................................          (50,000)          (50,000)
  Accumulated other comprehensive loss ..............................         (599,856)         (238,547)
                                                                          ------------      ------------
    Total stockholder's equity ......................................        1,592,784         6,016,135
                                                                          ------------      ------------

                                                                          $ 15,642,925      $ 28,134,156
                                                                          ============      ============

                             See notes to consolidated financial statements.

                                                   F-1

                                                 IA GLOBAL, INC. AND SUBSIDIARIES
                                               CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                          Three Months Ended              Nine Months Ended
                                                                             September 30,                   September 30,
                                                                    -----------------------------   -----------------------------
                                                                         2006            2005            2006            2005
                                                                    -------------   -------------   -------------   -------------
                                                                     (unaudited)     (unaudited)     (unaudited)     (unaudited)

REVENUE ..........................................................  $   4,483,291   $   7,106,092   $  11,397,096   $   7,999,010

COST OF SALES ....................................................        604,571       2,125,678       2,931,029       2,552,639
                                                                    -------------   -------------   -------------   -------------

GROSS PROFIT .....................................................      3,878,720       4,980,414       8,466,067       5,446,371

Selling, general and administrative expenses .....................      5,029,250       4,338,862      13,556,038       5,478,968
                                                                    -------------   -------------   -------------   -------------

OPERATING (LOSS) PROFIT ..........................................     (1,150,530)        641,552      (5,089,971)        (32,597)
                                                                    -------------   -------------   -------------   -------------

OTHER INCOME (EXPENSE):
  Interest income ................................................         20,196          26,836          77,285          27,543
  Interest expense and amortization of beneficial
    conversion feature ...........................................       (229,316)       (191,714)       (620,740)       (192,015)
  Other income ...................................................         51,106          89,192         158,991          89,775
  Foreign currency transaction adjustment ........................              -           5,574        (129,448)        (68,804)
                                                                    -------------   -------------   -------------   -------------
    Total other income (expense) .................................       (158,014)        (70,112)       (513,912)       (143,501)
                                                                    -------------   -------------   -------------   -------------

(LOSS) PROFIT FROM CONTINUING OPERATIONS BEFORE INCOME TAXES .....     (1,308,544)        571,440      (5,603,883)       (176,098)

INCOME TAXES:
  Current benefit ................................................       (129,881)              -      (1,079,071)              -
  Current provision ..............................................              -               -               -               -
                                                                    -------------   -------------   -------------   -------------

NET (LOSS) PROFIT FROM CONTINUING OPERATIONS .....................     (1,178,663)        571,440      (4,524,812)       (176,098)

DISCONTINUED OPERATIONS
  Gain from disposal of discontinued operations ..................              -         209,657         463,375         309,006
  (Loss) gain from discontinued operations .......................              -         (47,213)         76,054        (834,167)
                                                                    -------------   -------------   -------------   -------------

NET (LOSS) PROFIT ................................................  $  (1,178,663)  $     733,884   $  (3,985,383)  $    (701,259)
                                                                    =============   =============   =============   =============

Per share of Common-
  Basic net (loss) profit per share from continuing operations ...  $       (0.01)  $        0.01   $       (0.04)  $       (0.00)
  Basic net (loss) profit per share from discontinued operations .              -           (0.00)           0.01           (0.01)
                                                                    -------------   -------------   -------------   -------------
  Total basic net (loss) profit per share ........................  $       (0.01)  $        0.01   $       (0.04)  $       (0.01)
                                                                    =============   =============   =============   =============

  Diluted net (loss) profit per share from continuing operations .  $       (0.01)  $        0.01   $       (0.04)  $       (0.00)
  Diluted net (loss) profit per share from discontinued operations              -           (0.00)           0.01           (0.01)
                                                                    -------------   -------------   -------------   -------------
  Total diluted net (loss) profit per share ......................  $       (0.01)  $        0.00   $       (0.04)  $       (0.01)
                                                                    =============   =============   =============   =============

  Weighted average shares of common stock outstanding - basic ....    108,415,157      97,404,529     107,231,610      88,178,181
  Weighted average shares of common stock and common
    equivalent shares outstanding - diluted ......................    108,415,157     109,543,458     107,231,610      88,178,181

                                          See notes to consolidated financial statements.

                                                                F-2

                                          IA GLOBAL, INC. AND SUBSIDIARIES
                                        CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                    Nine Months Ended September 30,
                                                                                    -------------------------------
                                                                                        2006               2005
                                                                                    ------------       ------------
                                                                                     (unaudited)        (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss ...................................................................      $ (3,985,383)      $   (701,259)
  Adjustments to reconcile net loss to net cash (used in)
   provided by operating activities:
    Depreciation and amortization ............................................         1,508,194            656,308
    Amortization of beneficial conversion feature ............................           312,500            104,166
    Amortization of financing cost ...........................................                 -             22,222
    Stock based compensation .................................................            84,834                  -
    Common stock issued for services .........................................                 -              6,000
  Changes in operating assets and liabilities:
    Accounts receivable ......................................................        (3,937,194)          (149,258)
    Notes receivable .........................................................          (265,156)           254,700
    Prepaid expenses .........................................................           (66,986)           373,866
    Other current assets .....................................................           (54,083)          (125,408)
    Deferred tax asset .......................................................          (113,283)                 -
    Other assets .............................................................          (301,088)           (58,687)
    Accounts payable - trade .................................................          (413,603)           (14,818)
    Accrued liabilities ......................................................         3,537,305          1,173,125
    Net consumption tax payable ..............................................          (304,929)           195,510
    Income taxes payable - foreign ...........................................          (253,120)                 -
    Deferred revenue .........................................................        (3,393,696)           249,578
                                                                                    ------------       ------------
  Net cash (used in) provided by continuing operations .......................        (7,645,688)         1,986,045
    Loss from discontinued operations ........................................          (539,429)          (525,161)
    Net cash (used in) provided by discontinued operations ...................          (854,895)          (235,892)
    Net decrease (increase) in assets of discontinued operations .............        12,606,044          4,952,701
    Net (decrease) increase in liabilities of discontinued operations ........       (11,929,115)        (3,397,906)
                                                                                    ------------       ------------
NET CASH (USED IN) PROVIDED BY OPERATIONS ....................................        (8,363,083)         2,779,787
                                                                                    ------------       ------------

CASH FLOWS PROVIDED BY INVESTING ACTIVITIES:
  Purchases of capital expenditures ..........................................          (198,802)          (367,476)
  Repayment of loan receivable from QUIKCAT Australia Pty Ltd ................                 -            150,000
  Proceeds from sale of QUIKCAT business unit and note receivable ............                 -             85,000
  Proceeds from sale of Fan Club Entertainment Co Ltd ........................                 -            185,000
  Repayment of loan receivable from affiliate of controlling shareholder group         3,394,000                  -
  Proceeds from sale of Rex Tokyo Co, Ltd. ...................................         1,300,000                  -
  Loan to affiliate of majority shareholder ..................................                 -         (2,654,632)
  Cash from Global Hotline, Inc. on date of acquisition ......................                 -          1,240,037
                                                                                    ------------       ------------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES ..........................         4,495,198         (1,362,071)
                                                                                    ------------       ------------

CASH PROVIDED BY FINANCING ACTIVITIES:
  Proceeds from long term debt ...............................................         4,999,000                  -
  Proceeds from issuance of convertible debentures ...........................                 -          3,483,000
  Repayment of loan payable - related party ..................................                 -           (593,662)
  Proceeds from exercise of stock options ....................................            80,000             59,500
                                                                                    ------------       ------------
NET CASH PROVIDED BY FINANCING ACTIVITIES ....................................         5,079,000          2,948,838
                                                                                    ------------       ------------

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS .........................         1,211,115          4,366,554

EFFECT OF EXCHANGE RATE CHANGES ON CASH ......................................          (408,678)          (343,250)

CASH AND CASH EQUIVALENTS, beginning of period ...............................         4,460,986            359,174
                                                                                    ------------       ------------

CASH AND CASH EQUIVALENTS, end of period .....................................      $  5,263,423       $  4,382,478
                                                                                    ============       ============

Supplemental disclosures of cash flow information:
  Interest paid ..............................................................      $     34,708       $     17,447
  Taxes paid .................................................................      $    234,506       $      2,504

Non-cash investing and financing activities:
  Common stock surrendered to company in payment of note receivable ..........      $    241,494       $          -
  Conversion of Series B Preferred stock into common stock ...................      $    115,800       $          -
  Common stock issued for Global Hotline, Inc. ...............................      $          -       $  3,097,500
  Beneficial conversion feature recognized with issuance of convertible debt .      $          -       $  1,250,000
  Issuance of loan receivable for sale of Fan Club Entertainment Co Ltd ......      $          -       $    571,193
  Issuance of loan receivable for sale of QUIKCAT business unit ..............      $          -       $    200,000
  Adjustment of intangible asset due to recognition of tax asset related
   to NOL carryforward from acquisition of Global Hotline, Inc. ..............      $    486,870       $          -

                                   See notes to consolidated financial statements.

                                                         F-3

                        IA GLOBAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.  BASIS OF PRESENTATION:

         IA Global, Inc. ("IA Global") is a public holding company focused on acquiring primarily Asian Pacific companies that operate in the telecommunication and finance markets. IA Global also owns a 100% equity interest in Global Hotline, Inc. ("Global Hotline"), which operates call centers and is a reseller of telephone and broadband lines and medical insurance in
Japan. On October 19, 2006, the company acquired a 36% equity interest in
Australian Secured Financial Limited and its affiliates, Australian Secured
Investments Ltd and ADJ Services Pty Ltd. (collectively, "ASFL") which raises funds through the issuance of debentures in Australia and provides short term loans for the purpose of business or investment in Australia that are secured by real property.

         IA Global divested several unprofitable operations in 2005 and 2006, including Fan Club Entertainment Co Ltd ("Fan Club") on May 12, 2005, IA Global
Acquisition Co ("IA Acquisition") on July 1, 2005, the QuikCAT.Com Inc.
("QuikCAT") North America Internet accelerator business on May 28, 2005, and Rex
Tokyo's 60% interest in Timothy World on August 16, 2005. IA Global divested its interest in Rex Tokyo on April 4, 2006. IA Global, Rex Tokyo, Global Hotline, IA
Acquisition, and Fan Club are referred to herein collectively as the "company", unless reference is made to the respective operations of an individual entity comprising part of the group.

         The accompanying unaudited consolidated financial statements of IA
Global, Inc. and subsidiaries have been prepared in accordance with generally accepted accounting principles ("GAAP") for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X.
Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements. The financial statements for the periods ended September 30, 2006 and 2005 are unaudited and include all adjustments necessary to a fair statement of the results of operations for the periods then ended. All such adjustments are of a normal recurring nature. The results of the company's operations for any interim period are not necessarily indicative of the results of the company's operations for a full fiscal year.
For further information, refer to the financial statements and footnotes thereto included in the company's annual report on Form 10-K filed with the Securities and Exchange Commission ("SEC") for the year ended December 31, 2005.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

PRINCIPLES OF CONSOLIDATION - The consolidated financial statements include the accounts of the company and its wholly owned and majority-owned subsidiaries. In accordance with SFAS 144, the company accounted for Rex Tokyo, IA Acquisition and Fan Club as discontinued operations in its consolidated statements of operations. Inter-company items and transactions have been eliminated in consolidation.

CASH AND CASH EQUIVALENTS - The company classifies highly liquid temporary investments with an original maturity of three months or less when purchased as cash equivalents.

The company maintains cash balances at various financial institutions. Balances at US banks are insured by the Federal Deposit Insurance Corporation up to
$100,000. Balances in Japanese banks are generally insured by the Deposit
Insurance Corporation of Japan up to 10,000,000 Yen per depositor per bank.

The company has not experienced any losses in such accounts and believes it is not exposed to any significant risk for cash on deposit.

ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS - Accounts receivable consists primarily of amounts due to the company from normal business activities. The company maintains an allowance for doubtful accounts to reflect the expected non-collection of accounts receivable based on past collection history and specific risks identified within the portfolio. If the financial condition of the customers were to deteriorate resulting in an impairment of their ability to make payments, or if payments from customers are significantly delayed, additional allowances might be required.

                                       F-4

EQUIPMENT - Equipment represents machinery, equipment and software, which are stated at cost less accumulated depreciation. Depreciation of machinery and equipment is computed by the accelerated or straight-line methods over the estimated useful lives of the related assets, generally 2-3 years. Software developed or obtained for internal use is depreciated using the straight-line method over the estimated useful life of the software, generally 2-3 years.

INTANGIBLE ASSETS / INTELLECTUAL PROPERTY - The company amortizes the intangible assets and intellectual property acquired in connection with the acquisition of
Global Hotline, over thirty six months on a straight - line basis, which was the time frame that the management of the company was able to project forward for future revenue, either under agreement or through expected continued business activities with significant telecommunications companies.

LONG - LIVED ASSETS - The company reviews its long-lived assets for impairment when changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Long-lived assets under certain circumstances are reported at the lower of carrying amount or fair value. Assets to be disposed of and assets not expected to provide any future service potential to the company are recorded at the lower of carrying amount or fair value less cost to sell. To the extent carrying values exceed fair values, an impairment loss is recognized in operating results.

FAIR VALUE OF FINANCIAL INSTRUMENTS - The carrying amounts reported in the balance sheet for cash and cash equivalents, accounts receivable, accounts payable, notes payable and accrued liabilities and current portion of long term debt approximate fair value based on the short-term maturity of these instruments.

DEBT AND EQUITY FINANCING OF CAPITAL TRANSACTIONS - BENEFICIAL CONVERSION
FEATURES - The company has adopted EITF issues 98-5, ACCOUNTING FOR CONVERTIBLES
SECURITIES WITH BENEFICIAL CONVERSION FEATURES OR CONTINGENTLY ADJUSTABLE
CONVERSION RATIOS, and 00-27, APPLICATION OF ISSUE NO. 98-5 TO CERTAIN
CONVERTIBLE SECURITIES in accounting for convertible debt. EITF 00-27 requires recognition of the intrinsic value of the conversion option and is recognized as a reduction to the carrying amount of the convertible debt and as an addition to paid-in capital. The intrinsic value of the conversion feature is the difference between the conversion price and the fair value of the stock into which the security is convertible into, multiplied by the number of shares. The conversion price used in calculating the intrinsic value is the most favorable conversion price up to maturity, assuming there are no changes to the current circumstances except for the passage of time. Changes to the conversion terms that would be triggered by future events not controlled by the issuer should be accounted for as contingent conversion options, and the intrinsic value of such conversion options would not be recognized until and unless the triggering event occurs.
According to EITF 00-27, the issuance proceeds should not be reduced by issuance costs when calculating the intrinsic value of the conversion feature. The beneficial conversion feature of debt or equity instruments, depending on the specific facts and circumstances, will determine whether such beneficial conversion feature is to be recorded as an expense to be amortized over a period of time, expensed immediately or recorded as a deemed dividend.

GLOBAL HOTLINE REVENUE RECOGNITION - Global Hotline revenue is derived from operating call centers and the reselling of telephone and broadband lines and medical insurance products in Japan. Revenue is considered realized when the services have been provided to the customer less an estimated return rate and collectibility is reasonably assured. Furthermore, if an actual measurement of revenue cannot be determined, the company defers all revenue recognition until such time that an actual measurement can be determined. If during the course of a contract management determines that losses are expected to be incurred, such costs are charged to operations in the period such losses are determined.

         Revenues are deferred when cash has been received from the customer but the revenue has not been earned. The company has recorded $195,836 of deferred revenue as of September 30, 2006.

ADVERTISING COSTS - Advertising costs are expensed as incurred. There were minimal advertising costs incurred for the three months and nine months ended
September 30, 2006 and 2005.

                                       F-5

FOREIGN CURRENCY TRANSLATION - Foreign entities whose functional currency is the local currency translate net assets at the end of period rates and income and expense accounts at average exchange rates for the three month period.
Adjustments resulting from these translations are reflected in the consolidated balance sheet under other comprehensive income and the statement of operations under other income (expense).

STOCK BASED COMPENSATION - Effective January 1, 2006, the company began recording compensation expense associated with stock-based awards and other forms of equity compensation in accordance with Statement of Financial
Accounting Standards No. 123-R, Share-Based Payment, ("SFAS 123R") as
interpreted by SEC Staff Accounting Bulletin No. 107. The company adopted the modified prospective transition method provided for under SFAS 123R and consequently has not retroactively adjusted results from prior periods. Under this transition method, compensation cost associated with stock-based awards recognized in 2006 includes 1) quarterly amortization related to the remaining unvested portion of stock-based awards granted prior to December 15, 2005, based on the grant date fair value estimated in accordance with the original provisions of Statement of Financial Accounting Standards No. 123, Accounting
for Stock-Based Compensation, ("SFAS 123"); and 2) quarterly amortization related to stock-based awards granted subsequent to January 1, 2006 based on the grant date fair value estimated in accordance with the provisions of 123-R. In addition, the company records expense over the vesting period in connection with stock options granted. The compensation expense for stock-based awards includes an estimate for forfeitures and is recognized over the expected term of the award on a straight line basis.

         Prior to January 1, 2006, the company accounted for stock-based awards using the intrinsic value method of accounting in accordance with Accounting
Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees"
("APB 25"). Under the intrinsic value method of accounting, no compensation expense was recognized in the company's consolidated statements of operations when the exercise price of the company's employee stock option grant equaled the market price of the underlying common stock on the date of grant and the measurement date of the option grant is certain. Under SFAS 123R, the company remeasures the intrinsic value of the options at the end of each reporting period until the options are exercised, cancelled or expire unexercised. As of
September 30, 2006, 2.3 million options with a weighted average exercise price of $.20 and a weighted average remaining life of 9.05 years, remain outstanding and continue to be remeasured at the intrinsic value over their remaining vesting period ranging from 3 months to 2.75 years. Compensation expense in any given period is calculated as the difference between total earned compensation at the end of the period, less total earned compensation at the beginning of the period. Compensation earned is calculated on a straight line basis over the requisite service period for any give option award.

         The company has stock options plans (the "Plans") that are described in the company's Annual Report on Form 10-K for the fiscal year ended December 31,
2005. The company grants stock options for shares of common stock to employees and directors. In accordance with the Plans, the stock options are granted at the fair market value of the common stock. The Plans provide that the options shall have a life of up to ten years from the date of grant. The options granted under the Plans vest quarterly or annually over a period of three years. Certain options granted under the Plans vest over shorter periods. Under the Plans, the company may grant options for the purchase of up to 12 million shares. A total of 6.3 million shares of common stock are available for future grants under the
Plans as of September 30, 2006. Options for the purchase of 4.2 million shares are outstanding as of September 30, 2006. A total of 1.5 million shares of common stock have been purchased, through the exercise of options issued under the Plans, since the Plans were implemented. Shares underlying options that expire, or are cancelled without delivery of shares, generally become available for future re-issuance under the Plans.

         When the stock options are granted, the fair value of each option grant is estimated on the date of grant using the Black-Scholes valuation model and the assumptions noted in the following table.

                                       F-6

                                 For the Three Months        For the Nine Months
                                  Ended September 30,        Ended September 30,
                                  -------------------        -------------------
                                  2006          2005         2006          2005
                                  ----          ----         ----          ----
Risk free interest rate ....      4.96%         3.75%        4.96%         3.75%
Expected life ..............      8 yrs        10 yrs        8 yrs        10 yrs
Dividend rate ..............      0.00%         0.00%        0.00%         0.00%
Expected volatility ........       107%           65%         107%           65%

         The company recorded $32,320 of compensation expense, net of related tax effects, relative to stock options for the three months ended September 30,
2006 and $84,834 for the nine months ended September 30, 2006 in accordance with
SFAS 123R. Net loss per share basic and diluted for this expense is approximately ($0.00) and ($0.00), respectively.

         On July 31, 2006, the compensation committee granted to Mr. Ishii, a director, stock options to purchase 200,000 shares of common stock. The options were granted at the fair market price of $0.16 per share based on the adjusted closing price on July 28, 2006, the last trading day before the Compensation
Committee meeting. In accordance with the 2000 Stock Option Plan, the stock options vest quarterly over three years and expire on July 30, 2016.

         On August 15, 2006, the compensation committee granted to Mr.
Christinson, Kumamoto and La Cara, Directors, stock options to purchase 150,000 shares of common stock. In addition, the Compensation Committee granted to Mr.
Scott, the company's President, CFO and a Director, stock options to purchase
250,000 shares of common stock. The options were granted at the fair market price of $0.16 per share based on the adjusted closing price on August 14, 2006, the last trading day before the compensation committee meeting. In accordance with the 2000 Stock Option Plan, the stock options vest quarterly over three years and expire on August 14, 2016.

         On September 7, 2006, Alan Margerison, a former director of the company, exercised a stock option grant totaling 1,000,000 shares at $.08 per share. Mr. Margerison forfeited a stock option grant totaling 1,000,000 shares at $.20 per share.

         As of September 30, 2006, there is approximately $264,627 of total unrecognized compensation costs related to granted stock options that are unvested. These costs are expected to be recognized over a weighted average period of 1.9 years.

         The table below sets out the pro forma amounts of net income and net income per share (in thousands, except per share data) that would have resulted for the three months and nine months ended September 30, 2005, if the company accounted for its employee stock plans under the fair value recognition provisions of SFAS 123.

                                                 For The Three     For The Nine
                                                 Months Ended      Months Ended
                                                 September 30,     September 30,
                                                     2005              2005
                                                 -------------     -------------
Net loss available to common
    shareholders, as reported .............        $ 733,884         $(701,259)

Deduct: total stock-based employee
    compensation determined under fair
    value based method for all awards, net
    of related tax effects ................          (99,875)         (259,104)
                                                   ---------         ---------
Pro-forma net loss available to common
    Shareholders ..........................        $ 634,009         $(960,363)
                                                   =========         =========
Earnings per share:
    Basic and diluted- as reported ........        $    0.01         $   (0.01)
    Basic and diluted- pro-forma ..........        $    0.01         $   (0.01)

                                       F-7

         The company accounts for non-employee stock transactions in accordance with SFAS No. 123 and EITF 96-18. There are no non-employee stock options outstanding as of September 30, 2006.

MANAGEMENT SERVICES AGREEMENT - The company and Global Hotline implemented a
Management Services Agreement on June 1, 2005 that will be renewed for successive one year periods starting on June 1st in the absence of written notice of termination by either party delivered no less than three months prior to the date on which this agreement would otherwise terminate. Global Hotline is required to pay the company approximately $75,000 on a quarterly basis. On April
1, 2006, the Management Services Agreement was amended to require quarterly payments of approximately .75% of sales, to the extent Global Hotline is profitable. The March 2006 payment of approximately $25,000 was waived.

COMPREHENSIVE INCOME - The company has adopted SFAS No. 130 Reporting
Comprehensive Income. This statement establishes rules for the reporting of comprehensive income and its components. Comprehensive income consists of net loss to common shareholders and foreign currency transaction adjustments and is presented in the Consolidated Statements of Operations and Stockholder's Equity.

LITIGATION COSTS - The company is subject to the possibility of legal actions arising in the ordinary course of business. The company regularly reviews the status of pending legal actions to evaluate the amount and likelihood of any potential loss. The company accrues for these potential losses when it is probable that a liability has been incurred and the amount of loss, or possible range of loss, can be reasonably estimated. If actual results differ significantly from the company's estimates, the company may be required to adjust its accruals in the future.

NET LOSS PER SHARE - The company has adopted SFAS 128, "Earnings per Share."
Basic net profit (loss) per common share is computed by dividing income available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted net profit (loss) per common share is computed by dividing income available to common shareholders by the weighted average number of common shares and common stock equivalents outstanding during the period. As of September 30, 2006, there were options outstanding for the purchase of 4,200,000 common shares and convertible debentures convertible into
12,500,018 common shares which could potentially dilute future earnings per share. Common stock equivalents during the three months ended September 30, 2005 include stock options and preferred stock.

DIVIDEND POLICY - The company has never paid any cash dividends and intends, for the foreseeable future, to retain any future earnings for the development of our business. Our future dividend policy will be determined by the board of directors on the basis of various factors, including our results of operations, financial condition, capital requirements and investment opportunities.

USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS - For comparability, certain 2005 amounts have been reclassified, where appropriate, to conform to the financial statement presentation used in 2006.

                                       F-8

RECENT ACCOUNTING PRONOUNCEMENTS

         In February 2006, the FASB issued SFAS No. 155, which is an amendment of SFAS No. 133 and 140. This statement; a) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, b) clarifies which interest- only strip and principal-only strip are not subject to the requirements of SFAS No. 133, c)
establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation,
d) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, e) amends SFAS No. 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for financial statements for fiscal years beginning after September 15, 2006. Earlier adoption of this statement is permitted as of the beginning of an entity's fiscal year, provided the entity has not yet issued any financial statements for that fiscal year.
SFAS No. 155 is not expected to have a significant impact on the companies consolidated financial statements.

         In March 2006, the FASB issued SFAS No. 156, which amends SFAS No. 140.
This statement establishes, among other things, the accounting for all separately recognized servicing assets and servicing liabilities. This statement amends SFAS No. 140 to require that all separately recognized servicing assets and servicing liabilities be initially measured at fair value, if practicable.
SFAS No. 156 permits, but does not require, the subsequent measurement of separately recognized servicing assets and servicing liabilities at fair value.
An entity that uses derivative instruments to mitigate the risks inherent in servicing assets and servicing liabilities is required to account for those derivative instruments at fair value. Under SFAS No. 156, an entity can elect subsequent fair value measurement to account for it's separately recognized servicing assets and servicing liabilities. By electing that option, an entity may simplify its accounting because this statement permits income statement recognition of the potential offsetting changes in fair value of those servicing assets and servicing liabilities and derivative instruments in the same accounting period. SFAS No. 156 is effective for financial statements for fiscal years beginning after September 15, 2006. Earlier adoption of SFAS No. 156 is permitted as of the beginning of an entity's fiscal year, provided the entity has not yet issued any financial statements for that fiscal year. SFAS No. 156 is not expected to have a significant impact on the companies consolidated financial statements.

         In July 2006, the FASB issued FASB Interpretation ("FIN") No. 48,
"Accounting for Uncertainty in Income Taxes -- An Interpretation of FASB
Statement No. 109." FIN No. 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with SFAS No. 109, "Accounting for Income Taxes." FIN No. 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The new standard also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods and disclosure. The provisions of FIN No. 48 are effective for fiscal years beginning after December 15, 2006. The company is currently evaluating the provisions of FIN No. 48 to determine the impact on its consolidated financial statements.

         In September 2006, the FASB issued SFAS No. 157 ("FAS 157"). This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurements, the FASB has previously concluded in those accounting pronouncements that fair value is a relevant measurement attribute. Accordingly, this statement does not require any new fair value measurements. However, for some entities, the application of this statement will change current practices. This statement is effective for financial statements for fiscal years beginning after November 15, 2007. Earlier application is permitted provided that the reporting entity has not yet issued financial statements for that fiscal year. The company is currently evaluating the provisions of SFAS 157 to determine the impact on its consolidated financial statements.

                                       F-9

NOTE 3.  ACQUISITIONS AND DIVESTITURES

GLOBAL HOTLINE, INC.

         The acquisition of Global Hotline, a privately held Japanese company, closed on June 15, 2005 and was a key component of the company's strategy to acquire companies based in Japan that operate in the telecommunications and technology areas. The transaction was structured as a share exchange in which the company issued 15,000,000 shares of its common stock in exchange for 100% of
Global Hotline's equity. The common stock of the company had a value of $.207 per share, which was the average close price during the twenty days prior to the signing of the April 20, 2005 Share Exchange Agreement, or an aggregate value of
$3,097,500.

         Global Hotline was established on September 7, 2004 as a call center operator and reseller of telephone and broadband lines in Japan. The Japanese telecommunications market is experiencing significant growth in alternative carriers due to recent regulatory changes that now permit individuals and companies to choose their telephone service provider. The company operates four call centers with 172 full-time employees and 270 part time employees and utilizes five agents with an additional approximate 180 seats to support the business.

         Global Hotline had a contract with a significant Japanese
telecommunication company, KDDI Network and Solutions ("KDDI") that initially covered the period March 16, 2005 through March 31, 2006, and required Global
Hotline to sell subscriber lines based on agreed monthly targets.

         On December 13, 2005, Global Hotline entered into an amendment to the contract with KDDI. The amendment, among other things, modified (i) the total payments under the contract from 2,925,000,000 Yen or approximately $25,400,000 at current exchange rates to 2,331,000,000 Yen or approximately $20,300,000 at current exchange rates and (ii) the targets of subscriber lines from quarterly targets to one target at the end of the contract. As of March 31, 2006, Global
Hotline did not achieve the required target of lines to be sold under this contract, as modified, and accrued $3,889,000 in penalties in March 2006. The company believes KDDI implemented certain contractual changes which reduced sales during the three months ended March 31, 2006. The company expects to finalize negotiations on the final penalty, if any, by December 2006. There is no guarantee that the company will be successful in reducing this penalty.

         On April 25, 2006, Global Hotline entered into an additional agreement with KDDI. Pursuant to this agreement, which is governed by the Business
Outsourcing Basic Agreement entered into in September 2004, Global Hotline has agreed to sell telephone products on behalf of KDDI, with sales commissions payable from 30-90 days. In addition, the agreement includes a volume incentive and additional service commission if certain volume targets are achieved during the six month agreement. The agreement expired on September 30, 2006, but the company continues to sell to KDDI.

         On December 22, 2005, IA Partners Co Ltd ("IA Partners"), a wholly owned subsidiary of Global Hotline, entered into an agreement (the "Partner
Contract") with Internet Service Partners, a Japanese company. Pursuant to this agreement, IA Partners sells various internet and broadband products on behalf of Internet Service Partners, with sales commissions payable from 30-120 days.
The Partner Contract expires on December 22, 2006, and is automatically renewable for an additional year unless it is terminated by either party upon sixty days notice before the expiration date. During September 2006, the company significantly increased to the number of personnel assigned to the Internet
Service Partners contract and made a corresponding decrease personnel in for the
KDDI contract. This change was implemented to maximize revenue and profits for the company. As of November 14, 2006, IA Partners has not received a notice of termination.

                                      F-10

         On April 14, 2006, SG Telecom Inc. ("SG"), a 100% owned subsidiary of
Global Hotline established on April 4, 2006, entered into an Agency Contract
("Agency Contract") with Japan Telecom Invoice Co., Ltd., a Japanese company
("Japan Telecom"). Pursuant to this agreement, SG sells various internet and broadband products on behalf of Japan Telecom, with sales commission's payable from 30-90 days. The Agency Contract expires on April 14, 2007, and is automatically renewable for an additional year unless it is terminated by either party upon thirty days notice before the expiration date.

         On May 10, 2006, IA Partners entered into an Agency Agreement with
AFLAC Co Ltd ("AFLAC"), a Japanese company. Pursuant to this Agency Agreement,
IA Partners agreed to sell insurance products starting on approximately June 1,
2006 on behalf of AFLAC, with sales commission's payable from 30-120 days and ongoing commissions for up to ten years, to the extent the customer continues to maintain the insurance. The Agency Agreement expires on May 2, 2007, and is automatically renewable for an additional year unless it is terminated by either party upon thirty days notice before the expiration date. The Agency Agreement maybe cancelled under certain conditions.

         On October 16, 2006, IA Partners announced an Agency Agreement with
American Home Assurance Ltd ("AHA"), a Japanese company. Pursuant to this Agency
Agreement, IA Partners agreed to sell health and cancer insurance products on behalf of AHA, with sales commission's payable from 30-120 days and ongoing commissions to the extent the customer continues to maintain the insurance. The
Agency Agreement maybe cancelled under certain conditions.

         The company advanced 40,000,000 Yen on May 26, 2006 and 100,000,000 Yen on June 5, 2006 to Global Hotline. The total amount of approximately $1,261,000 at current exchange rates is due on demand and accrues interest at 3.5% per annum. The advances were used to expand the Global Hotline business. These advances and any accrued interest expense for Global Hotline and interest income for the company have been eliminated in consolidation.

         The company acquired its 100% ownership of Global Hotline from Mr.
Hideki Anan (67%), Mr. Kyo Nagae (10%) and Mr. Hiroki Isobe (23%). Mr. Anan is
the Chief Executive Officer of Global Hotline and is an experienced Japanese telecommunications executive. Mr. Isobe is affiliated with our majority shareholders.

         The cost to acquire these assets has been allocated to the assets acquired according to estimated fair values as follows:

Purchase price:
Stock .....................................................         $ 3,097,500
Net operating loss recovery during the
 three months ended September 30, 2006 ....................            (486,869)
Net liabilities acquired (6/15/05) ........................           2,335,399
                                                                    -----------
Identifiable intangible assets ............................         $ 4,946,030
                                                                    ===========

                                      F-11

         The pro-forma financial data for the acquisition for the nine months ended September 30, 2005, was as follows:

                                                             Pre-Acquisition
                                        As Reported,          Operations of          Pro Forma,
                                        Nine Months          Global Hotline         Nine Months
                                           Ended               January 1-              Ended
                                     September 30, 2005       June 15, 2005      September 30, 2005
                                     ------------------      ---------------     ------------------

Revenues ......................         $  7,999,010          $  5,109,288          $ 13,108,298
Loss before extraordinary items             (701,259)           (3,693,459)           (4,394,718)
Net loss ......................             (701,259)           (3,693,459)           (4,394,718)
Loss per common share .........                (0.01)                    -                 (0.05)

         There were no material, nonrecurring items included in the reported the pro-forma results.

SUMMARY OF DISCONTINUED OPERATIONS

         On April 4, 2006, the company closed the sale of its 60.5% interest in
Rex Tokyo back to Rex Tokyo. The company received $1,302,159 in payments during
April to June 2006. The company divested Rex Tokyo due to operating losses of approximately $1,552,000 in 2005 and projected losses in 2006 due to industry conditions. Sales were $29,335,000 in 2005. The company recorded a gain from disposal of $463,375 during the nine months ended September 30, 2006.

         The following table sets forth the discontinued operations for the company:
                                                        Nine Months Ended
                                                           September 30,
                                                       2006            2005
                                                   ------------    ------------
Revenue .......................................    $  7,651,125    $ 23,453,215
Cost of sales .................................       6,083,120      19,902,475
                                                   ------------    ------------
Gross profit ..................................       1,568,005       3,550,740
Operating and non-operating expenses ..........       1,427,106       5,137,698
Minority interest .............................          49,655        (428,292)
Income taxes ..................................          15,190        (324,499)
                                                   ------------    ------------
Profit (loss) from discontinued operations ....          76,054        (834,167)
Gain from disposal of discontinued operations .         463,375         309,006
                                                   ------------    ------------
Total gain (loss) from discontinued operations     $    539,429    $   (525,161)
                                                   ============    ============

NOTE 4.  ACCOUNTS RECEIVABLE/CUSTOMER CONCENTRATION

         Accounts receivable were $4,547,414 and $610,220 as of September 30,
2006 and December 31, 2005, respectively. The company had the following customers with sales in excess of 10%, these are their respective percentage of consolidated revenue for the periods:

                                         Three Months Ended September 30,
                                              2006              2005
                                            --------          --------
         KDDI Network Solutions .........       1%               97%
         Internet Service Partners ......      66%                -
         Japan Telecom Invoice Co. ......      14%                -
         AFLAC ..........................      11%                -

                                          Nine Months Ended September 30,
                                              2006              2005
                                            --------          --------
         KDDI Network Solutions .........      28%               97%
         Internet Service Partners ......      48%                -

                                      F-12

         KDDI is a Global Hotline customer. Internet Service Partners and AFLAC are IA Partner's customers. Japan Telecom Invoice Co is a SG Telecom customer.
There were no other customers, other than the above, in excess of 10% in the respective periods. During September 2006, the company significantly increased the number of personnel assigned to the Internet Service Partners contract and made a corresponding decrease personnel in for the KDDI contract. This change was implemented to maximize revenue and profits for the company.

         KDDI accounted for 5% and 0% of accounts receivable as of September 30,
2006 and December 31, 2005, respectively. Internet Service Partners accounted for 72% and 0% of total accounts receivable as of September 30, 2006 and
December 31, 2005, respectively. Japan Telecom Invoice Co. accounted for 7% and
0% of total accounts receivable as of September 30, 2006 and December 31, 2005, respectively. AFLAC accounted for 4% and 0% of total accounts receivable as of
September 30, 2006 and December 31, 2005, respectively.

         The company anticipates that significant customer concentration will continue for the foreseeable future.

NOTE 5.  PREPAID COSTS

         Prepaid expenses were $497,320 and $430,334 as of September 30, 2006 and December 31, 2005, respectively. Such costs as of September 30, 2006 and
December 31, 2005 consisted of prepaid insurance, prepaid financing costs and other costs incurred by the company and prepaid expenses incurred by Global
Hotline.

NOTE 6.  NOTES RECEIVABLE

         Notes receivable were $759,070 and $4,129,408 as of September 30, 2006 and December 31, 2005, respectively. Such assets as of September 30, 2006 included notes receivable from Ominira Networks LLC, a Delaware limited liability company ("Ominira"), to whom the company sold IA Acquisition in July
2005 and notes receivable for Global Hotline. As of December 31, 2005 notes receivable included (i) TK Partners, formerly Cyber Holdings Co Ltd, from the divestiture of Fan Club, (ii) Ominira, from the sale of IA Acquisition (iii) GMB
International, Inc., a party affiliated with our majority shareholder, ("GMB")
and (iv) an officer and employees of Global Hotline.

         In December 2005, Global Hotline loaned 360,000,000 Yen to GMB. This increased the total amounts due from GMB to 400,000,000 Yen or approximately
$3,394,000 at current exchange rates. GMB repaid 200,000,000 Yen on January 13,
2006 and the balance was scheduled for payment by January 31, 2006, but it was not repaid by that date. The advance was unsecured.

         On April 7, 2006, GMB repaid 80,000,000 Yen, reducing the balance to
120,000,000 Yen, plus interest. On April 11, 2006, the parties entered into
Amendment 3 to the Senior Secured Promissory Note. This Amendment modified the payments, with the balance of the loan, equal to 120,000,000 Yen or approximately $1,017,000 at current exchange rates, plus interest, due on April
30, 2006. On April 27, 2006 GMB repaid the remaining 120,000,000 Yen.

         The company received a Senior Secured Promissory Note ("Promissory
Note") for $620,000 from the sale of IA Acquisition to Ominira in July 2005.
This Promissory Note was secured by the assets of IA Acquisition and was due in installments from September 2005 to June 2006. On November 4, 2005, December 5,
2005 and January 6, 2006, the company entered into amendments to the Promissory
Note which modified the payment schedule to installments from January 2006 to
June 2006. On February 1, 2006, the company declared all principal, interest and other amounts due immediately. On March 15, 2006, the board of directors approved a $300,000 impairment of the Promissory Note as of December 31, 2005.
The company considered this impairment appropriate based on the lack of payments by Ominira to date.

                                      F-13

         On March 27, 2006, the company entered into Amendment No. 4 to the
Promissory Note. The Promissory Note is now due in installments from March 2006 to June 2007 and the company received additional collateral of twenty one shares of Innovative Computing Group, Inc. ("ICG"), a privately-owned company affiliated with Ominira. The ICG shares are to be released back to ICG as
Ominira makes the required payments under the amended Promissory Note and are valued at $30,000 per share for such purpose. As of September 30, 2006, the company had received $10,000 in note payments from this Promissory Note. The company is negotiating to obtain payment on the $125,000 that is past due. The continues to monitor the note receivable, but is does not consider it impaired based on the collateral from ICG.

NOTE 7.  EQUIPMENT

         Equipment, net of accumulated depreciation, was $466,360 and $521,964 as of September 30, 2006 and December 31, 2005, respectively. Accumulated depreciation was $593,136 and $416,866 as of September 30, 2006 and December 31,
2005, respectively. Total depreciation expense was $260,747 and $125,708 for the nine months ended September 30, 2006 and 2005, respectively.

         Property and equipment are comprised of the following:

                                    Estimated      September 30,    December 31,
                                   Useful Lives         2006            2005
                                  --------------    -----------     -----------
Property and equipment .......    24 months         $   873,587     $   751,915
Leasehold Improvements .......    12 - 27 months        185,909         186,915
                                                    -----------     -----------
                                                      1,059,496         938,830
Less: accumulated depreciation
 and amortization ............                         (593,136)       (416,866)
                                                    -----------     -----------
                                                    $   466,360     $   521,964
                                                    ===========     ===========
NOTE 8.  INTANGIBLE ASSETS

         Intangible assets as of September 30, 2006 and December 31, 2005, respectively, consisted of the following:

                                 September 30,    December 31,
                                      2006            2005        Estimated Life
                                  -----------     -----------     --------------
Customer contracts ...........    $ 4,946,030     $ 5,432,899         3 years
Less: accumulated amortization     (2,230,788)       (983,341)
                                  -----------     -----------
    Intangible assets, net ...    $ 2,715,242     $ 4,449,558
                                  ===========     ===========

         Total amortization expense was $397,352 and $452,742 for the three months ended September 30, 2006 and 2005, respectively.

         Total amortization expense was $1,247,447 and $530,600 for the nine months ended September 30, 2006 and 2005, respectively.

         The fair value of the Global Hotline intellectual property acquired was estimated using a discounted cash flow approach, as performed by an independent appraisal expert, based on future economic benefits associated with agreements with significant Japanese telecommunications companies, or through expected continued business activities with significant telecommunications companies.

         During the nine months ended September 30, 2006, the company adjusted the intangible assets by $486,869 based on the utilization of net operating loss carryforwards that were assumed with the acquisition of Global Hotline.

                                      F-14

NOTE 9.  ACCRUED LIABILITIES

         Accrued liabilities were $5,811,950 and $2,274,646 as of September 30,
2006 and December 31, 2005, respectively. Such liabilities as of September 30,
2006 and December 31, 2005 included (i) accrued agent commissions and salaries of Global Hotline and (ii) accrued penalties of approximately $3,889,000 and
$1,086,000 as of September 30, 2006 and December 31, 2005, respectively, related to GHI and (iii) accrued interest for convertible debentures and (iv) legal fees for IA Global.

NOTE 10. NOTES PAYABLE

         On June 30, 2006 Global Hotline received a 200,000,000 Yen, or approximately $1,742,904 at current exchange rates, working capital loan from
Risona Bank Co. Ltd.

         The loan requires a one time payment of 200,000,000 Yen on November 15,
2006, plus 5 monthly interest payments of 1.5% starting on June 30, 2006. The loan is guaranteed by the CEO of Global Hotline. There are no covenants or security requirements related to the loan.

         On July 31, 2006, Global Hotline received a 300,000,000 Yen, or approximately $2,616,000 at current exchange rates, working capital loan from
Mitsui Sumitomo Bank Co. Ltd.

         The loan requires a one time payment of 300,000,000 Yen on January 31,
2007, plus 6 monthly interest payments of 2.5% starting on July 31, 2006. The loan is guaranteed by the CEO of Global Hotline. There are no covenants or security requirements related to the loan.

         On September 11, 2006, IA Partners received a 45,000,000 Yen, or approximately $385,000 at current exchange rates, working capital loan from
Risona Bank Co. Ltd.

         The loan requires monthly payments of 4,500,000 Yen or approximately
$38,000 at current exchange rates starting on November 11, 2006 with a final payment due on August 31, 2007. The loan provides for interest at 1.625% and is guaranteed by the CEO of Global Hotline. There are no covenants or security requirements related to the loan.

         On September 29, 2006, Global Hotline received a 30,000,000 Yen, or approximately $255,000 at current exchange rates, working capital loan from
Mitsui Sumitomo Bank Co. Ltd.

         The loan requires monthly payments of 357,000 Yen or approximately
$3,000 at current exchange rates starting on October 31, 2006 with a final payment of 369,000 Yen or approximately $3,000 due on August 31, 2013. The loan provides for interest at 2.125% payable monthly starting on September 30, 2006 and is guaranteed by the CEO of Global Hotline. There are no covenants or security requirements related to the loan.

NOTE 11. CONVERTIBLE DEBENTURES

         On June 28, 2005, the company announced that it had received commitments totaling $3,750,000 for convertible debentures. The company will use the proceeds from this financing to continue its merger and acquisition strategy, and for general corporate purposes. This financing included a beneficial conversion feature, which increased the stockholders' equity by
$1,250,000. The beneficial conversion will be amortized over the life of the debentures, or until such time that they are converted. During the nine months ended September 30, 2006, the company expensed $208,932 of this beneficial conversion recorded as interest expense. The company closed the sale of
$3,750,000 of convertible debentures on July 29, 2005 and realized net proceeds of $3,483,000.

                                      F-15

         Convertible debentures .......................    $ 3,750,000
         Beneficial conversion ........................     (1,250,000)
                                                           -----------
                                                             2,500,000
         Amortization of beneficial conversion ........        520,833
                                                           -----------
                                                           $ 3,020,883
                                                           ===========

         The company received subscription agreements from thirty-four private
Japanese investors. The terms of the convertible notes provide for a conversion price of $.30 per share, or 12,500,018 shares, until June 28, 2008, with an automatic conversion on June 28, 2008 at a 25% discount based on the trailing five day price prior to June 28, 2008. The coupon rate is 7.5% per annum payable in cash at the earlier of the conversion date or June 28, 2008. The company filed a registration statement, which became effective in August 2005, covering the shares issuable upon conversion. JPB (Switzerland) A.G., a party affiliated with our majority shareholder, advised the company on the transaction and was paid a $267,000 fee upon funding.

NOTE 12. RELATED PARTY RELATIONSHIPS WITH OUR CONROLLING SHAREHOLDER GROUP AND
         CERTAIN RELATIONSHIPS

         As of September 30, 2006, IAJ LBO Fund, PBAA, Terra Firma, IAJ, Hiroki
Isobe and Kyo Nagae collectively hold approximately 76.2% of the company's common stock. These entities have stated in a Schedule 13D that they may be deemed to constitute a "group" for the purposes of Rule 13d-3 under the
Securities Exchange Act of 1934, as amended ("Exchange Act"). Mr. Hiroki Isobe or Mr. Kyo Nagae control our Controlling Stockholders.

         The following table provides details on the affiliated parties owned or controlled by each of the company's controlling stockholders and certain other entities, as of September 30, 2006, that are relevant for purposes of understanding the related party transactions that have taken place:

Ownership:

IA Global, Inc. owns:
                                  Global Hotline, Inc.................100.0%

Inter Asset Japan LBO No. 1 Fund owns:
                                  IA Global, Inc.......................27.2%

PBAA Fund Ltd. owns:
                                  IA Global, Inc.......................26.2%

Terra Firma Fund Ltd. owns:
                                  IA Global, Inc.......................12.0%

Inter Asset Japan Co., Ltd. owns:
                                  IA Global, Inc........................5.3%

Mr. Hiroki Isobe owns:
                                  IA Global, Inc........................4.1%

Kyo Nagae owns:
                                  IA Global, Inc........................1.4%

Global Hotline, Inc.              Inforidge Co Ltd....................100.0%

                                  IA Partners Co Ltd..................100.0%

                                  SG Telecom, Inc.  ..................100.0% (1)
_________
(1) Formed on April 4, 2006.

KYO NAGAE RELATIONSHIP WITH IAJ

         In January 2006, Mr. Kyo Nagae, Chief Financial Officer of Global
Hotline, became President of IAJ and IAJ LBO Fund.

                                      F-16

NOTE 13. EQUITY TRANSACTIONS

         During the nine months ended September 30, 2006, the following stockholder equity events occurred:

         On January 30, 2006, Inter Asset Japan LBO No 1 Fund converted 1,158 shares of Series B Convertible Preferred Stock into 11,580,000 shares of the company's common stock.

         On March 10, 2006, Mr. Anan, President and Chief Executive Officer of
Global Hotline, agreed to repay a note receivable of 29,679,135 Yen or approximately $241,000 plus interest, by transferring 840,024 shares of IA
Global common stock to the company. The stock was valued at $.30 per share, the closing price of the common stock on March 9, 2006.

         On September 7, 2006, Alan Margerison, a former director of the company, exercised a stock option grant totaling 1,000,000 shares at $.08 per share. Mr. Margerison forfeited a stock option grant totaling 1,000,000 shares at $.20 per share.

NOTE 14. COMMITMENTS, CONTINGENCIES AND LEGAL PROCEEDINGS

         On August 18, 2006, the company received an Interim Award of Arbitrator
("Interim Award") from the American Arbitration Association related to the case of Mr. Badner against the company and Inter Asset Japan ("IAJ"), a shareholder in the company. The Interim Award denied certain claims made by Mr. Badner, but awarded him $55,000 plus interest for indemnification of expenses paid by Mr.
Badner in connection with our defense in a prior lawsuit and arbitration proceeding brought by a third party. The Interim Award also provided for briefing on the question of whether the company, IAJ, or Mr. Badner are entitled to recover expenses incurred in the prosecution or defense of the arbitration, and, if so, the amount to be paid. The expense brief was submitted in October
2006 and this issue is expected to be resolved during the fourth quarter of
2006.

         As previously disclosed, Mr. Badner was seeking damages of $2.5 million plus interest related to the alleged breach of the September 25, 2002 Agreement and Assignment between the parties, and $100,000 for damages suffered related to alleged fraud and misrepresentations and costs and punitive and exemplary damages in an amount to be determined at the arbitration hearings.

         On August 21, 2006, Mr. Badner refiled a lawsuit in the Supreme Court of the State of New York, New York County against one of our officers alleging defamation, libel, slander and intentional interference with a contractual relationship. The case was previously dismissed on April 10, 2006 for lack of proper service. On September 21, 2006, the officer filed a motion to dismiss the case for lack of proper service, lack of personal jurisdiction over the officer, and for failure to state a claim. A hearing is expected during the fourth quarter of 2006.

         In April 2006, the company received notice of a suit filed against IAJ, the company and others in the King County Superior Court of the State of
Washington by Flashpoint Ventures, LLC ("Flashpoint") relating to the acquisition by Activated Matrix Partners, LLC ("AMP") of shares of Activated
Content Corporation ("ACC") stock from IAJ. In September and October 2006, the company received notice of claims filed in the King County Superior Court proceeding by AMP, ACC and an officer of these companies, Dorsey and Whitney,
LLP, attorneys for AMP, and Markwood Capital Alliance. The company filed a motion to dismiss the claims made by Flashpoint against the company for lack of personal jurisdiction over the company and for failure to state a claim. A hearing is expected during the first quarter of 2007. The company believes that it has been improperly included in this dispute between AMP, ACC, Flashpoint,
Dorsey and Whitney, Markwood Capital Alliance and IAJ, and that there is no basis for the claims made by the parties against the company. The company will vigorously defend against these claims.

                                      F-17

         The company has not provided for a provision in these litigation matters. The company believes there are no other pending legal proceedings that if adversely determined would have a material adverse effect on our business or financial condition.

         On January 12, 2004, the company entered into an employment agreement with Mark Scott to serve as Chief Financial Officer, initially for a term of two years at an annual salary of $150,000. Mr. Scott and the company have entered into amendments to this original employment agreement on November 19, 2004, May
16, 2005, August 3, 2005, October 12, 2005 and February 14, 2006. Under his
employment agreement, as amended to date, Mr. Scott serves as President and
Chief Financial Officer for a three year term commencing October 12, 2005. Mr.
Scott receives an annual salary of $183,000, and is eligible to receive other compensation, including options, bonuses and benefits, at the discretion of the
Company's compensation committee. Mr. Scott's 2006 bonus program provides for up to $50,000 in bonuses based on the achievement of certain specified targets. Mr.
Scott's employment agreement requires him to provide nine months notice prior to terminating his employment and provides Mr. Scott with nine months severance in the event that Mr. Scott is terminated by the company without cause. Mr. Scott's employment agreement contains provisions for confidentiality for the term of the agreement and thereafter. Mr. Scott works full time for the company.

NOTE 15. INDUSTRY SEGMENT AND GEOGRAPHIC INFORMATION

         The company operates primarily as a holding company and is organized by subsidiary. Each subsidiary reports to the President who has been designated as the Chief Operating Decision Maker ("CODM") as defined by SFAS 131 "Disclosures
About Segments of an Enterprise and Related Information". The CODM allocates resources to each of the companies using information regarding revenues, operating income (loss) and total assets.

         The following subsidiaries are the only reportable segments under the criteria of SFAS 131 (i) IA Global, Inc., the parent company, which operates as a holding company, and (ii) Global Hotline, a call center operator and reseller of telephone and broadband lines and medical insurance products in Japan.

                                      F-18

         The following table presents revenues, operating income (loss) and total assets by company for the three and nine months ended September 30, 2006 and 2005:

(dollars in thousands)

                                               Global
                              IA Global,      Hotline,                    Discontinued
Company                          Inc.           Inc.           Total       Operations       Total
-------------------------     ----------      --------       --------     ------------    --------

Three Months Ended-
  September 30, 2006
  Revenue ...............      $      -       $  4,483       $  4,483       $      -      $  4,483

  Operating income (loss)          (295)          (856)        (1,151)             -        (1,151)

  Total assets ..........         2,467         13,176         15,643              -        15,643

  September 30, 2005
  Revenue ...............      $      -       $  7,106       $  7,106       $      -      $  7,106

  Operating loss ........          (367)         1,009            642              -           642

  Total assets ..........         5,045         11,980         17,025          8,838        25,863

Nine Months Ended-
  September 30, 2006

  Revenue ...............      $      -         11,397       $ 11,397       $      -      $ 11,397

  Operating income (loss)        (1,244)        (3,846)        (5,090)             -        (5,090)

  Total assets ..........         2,467         13,176         15,643              -        15,643

  September 30, 2005
  Revenue ...............      $      -       $  7,999       $  7,999       $      -      $  7,999

  Operating loss ........          (838)           805            (33)             -           (33)

  Total assets ..........         5,045         11,980         17,025          8,838        25,863

                                                                          Discontinued
Geographic Region                U.S.          Japan           Total       Operations       Total
-------------------------      --------       --------       --------     ------------    --------

Three Months Ended-
  September 30, 2006
  Revenue ...............      $      -       $  4,483       $  4,483       $      -      $  4,483

  Operating income (loss)          (295)          (856)        (1,151)             -        (1,151)

  Total assets ..........         2,467         13,176         15,643              -        15,643

  September 30, 2005
  Revenue ...............      $      -       $  7,106       $  7,106       $      -      $  7,106

  Operating loss ........          (367)         1,009            642              -           642

  Total assets ..........         5,045         11,980         17,025          8,838        25,863

Nine Months Ended-
  September 30, 2006
  Revenue ...............      $      -       $ 11,397       $ 11,397       $      -      $ 11,397

  Operating income (loss)        (1,244)        (3,846)        (5,090)             -        (5,090)

  Total assets ..........         2,467         13,176         15,643              -        15,643

  September 30, 2005
  Revenue ...............      $      -       $  7,999       $  7,999       $      -      $  7,999

  Operating loss ........          (838)           805            (33)             -           (33)

  Total assets ..........         5,045         11,980         17,025          8,838        25,863

                                      F-19

The following reconciles operating loss to net loss:

(dollars in thousands)

                                                   Three Months Ended         Six Months Ended
                                                      September 30,             September 30,
                                                  --------------------      --------------------
                                                    2006         2005         2006         2005
                                                  -------      -------      -------      -------

Operating (loss) profit .....................     $(1,151)     $   642      $(5,090)     $   (33)

Other income (expense) ......................        (158)         (71)        (514)        (143)
                                                  -------      -------      -------      -------

(Loss) profit from continuing operations
  before income taxes .......................      (1,309)         571       (5,604)        (176)

Income tax benefit ..........................        (130)           -       (1,079)           -
                                                  -------      -------      -------      -------

Net (loss) profit from continuing operations       (1,179)         571       (4,525)        (176)

Gain from disposal of discontinued operations           -          210          464          309

(Loss)  profit from discontinued operations .           -          (47)          76         (834)
                                                  -------      -------      -------      -------

Net loss ....................................     $(1,179)     $   734      $(3,985)     $  (701)
                                                  =======      =======      =======      =======

NOTE 16. SUBSEQUENT EVENTS

         On October 19, 2006, the company closed its 36% equity investment in
Australian Secured Financial Limited and its affiliates Australian Secured
Investments Ltd and ADJ Services Pty Ltd. (collectively, "ASFL"). The transaction is structured as a share exchange in which the company issued 4,375 of Series A-1 Convertible Preferred Stock ("Series A-1 Preferred Stock") that is exchangeable into 43,750,000 shares of its common stock upon certain conditions discussed below in exchange for 36% of ASFL's outstanding common shares. The parties valued the company's common stock at $.16 per share, which was the closing market price on October 2, 2006 and the day before the signing of the initial term sheet on October 3, 2006. In addition, the company paid $250,000 at closing and agreed to pay $125,000 within ninety days of closing and $125,000 within one hundred and eighty days of closing. The total value of the investment is $7,500,000. The company increased its stockholder's equity on a pro forma basis as follows:

Stockholder's equity as of September 30, 2006 ....................    $1,592,784
Equity resulting from AQSFL transaction ..........................     7,000,000
                                                                      ----------
Pro forma stockholder's equity with closed ASFL transaction ......    $8,592,784
                                                                      ==========

         The exchange into the company's common stock is subject to the earlier of approval of the stockholders of the company or de-listing from AMEX. The company intends to seek shareholder approval as soon as possible.

         Australian Secured Investments Ltd raises funds through the issuance of debentures in Australia and provides short term loans for the purpose of business or investment in Australia that are secured by real property.
Australian Secured Investments Ltd has an Australian Financial Services License
issued by the Australian Securities & Investments Commission.

         The Series A-1 Preferred Stock were issued to the accredited investors in a transaction that will be exempt from registration pursuant to Section 4(2)
of the Securities Act of 1933, as amended (the "Securities Act"), and/or
Regulation D promulgated under the Securities Act.

                                      F-20